UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212 713 2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1.  Reports to Stockholders.

UBS Relationship Funds	June 30, 2016

UBS Relationship Funds

Semiannual Report

Presidents Letter

August 15, 2016

Dear Shareholder,

The past year has seen global markets rise and recede in waves, as changing news flow has elicited varying responses from investors. Geopolitical events have been at the forefront. The United Kingdom’s decision to leave the European Union, continued weakness in China and actions by central banks all have heightened volatility. In an economic environment in which achieving even relatively low levels of growth has been dependent on the support of central banks, investor confidence has been tenuous and has changed quickly.

Amid uncertainty and volatility, some safety-seeking investors have turned to government bonds for wealth preservation and portfolio stability. The perceived attractiveness of some government bonds—including those issued by Germany, Japan and Switzerland—has pushed up their prices and pulled down their yields into negative territory. In fact, nearly one-third of global government bonds currently have negative yields, which we believe could lead to capital losses for investors who hold these assets to maturity.1 As such, for some investors, government bonds may not provide wealth preservation or portfolio stability, as negative yields erode wealth and record asset prices raise fears of a coming market dislocation.

On the other hand, income-seeking investors have a different set of challenges. In a climate in which traditional safety assets—such as government bonds—provide low or negative yield, some have turned to the equity market, where dividends provide greater income, but with the risk of greater price volatility.2 The shares of companies whose products include basic necessities—such as utilities, telecommunications and consumer staples—have attracted many investors. Often considered the most defensive of the defensive sectors, utilities in particular have attracted investor interest over the past 12 months. As income-focused investors have moved into utilities stocks, the MSCI USA Utilities Index (net) has gained 30.18% for the 12 months ended June 30, 2016, raising concerns that a bubble may be forming in this and other defensive sectors of the equities market.3 As the prices of shares in defensive sectors become increasingly overvalued, we believe it is worth remembering that over the long-run, valuation is the single best predictor of returns.4,5

So where is safety to be found in a world of volatile markets and geopolitical uncertainty? We continue to believe that a well-diversified portfolio is the best defense against uncertainty and the most likely strategy to help grow wealth over the long term. We believe diversification across asset classes acts as a ballast against waves of volatility. Flexibly allocating assets across a wide range of global markets and asset classes, including global and US equities, fixed income and currencies, helps provide better risk-adjusted returns across various market cycles.6 At UBS Asset Management, we provide solutions to your global investment challenges by offering a range of products and solutions that help you and your financial advisor create portfolios that meet your long term goals of capital preservation, income or wealth accumulation. We embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

[1]	Stubbs, David. “If you thought you knew what a ‘safe’ asset was, think again.” Financial Times 27 July 2016.
[2]	Investors who buy a bond with negative yield and hold until maturity receive less return than they paid to purchase the debt.
[3]	The MSCI USA Utilities Index (net) is designed to capture the large and mid cap segments of the US equity universe. All securities in the index are classified in the Utilities sector as per the Global Industry Classification Standard (GICS). Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	Defensive sectors consist of equities that generally provide constant dividends and stable earnings across various phases of the business cycle.
[5]	Overvalued shares trade at a price that is high relative to their price-to-earnings ratio, expected earnings or financial condition.
[6]	Diversification and asset allocation strategies do not ensure gains or guarantee against loss.

Presidents Letter

Sincerely,

Mark E. Carver

President

The UBS Funds

Managing Director

UBS Asset Management (Americas) Inc.

The views expressed are those of UBS Asset Management (Americas) Inc. as of August 15, 2016. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS mutual fund.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our web site at www.ubs.com/am-us.

The markets in review

Overall tepid global growth

The US economy was resilient and continued to expand during the six months ended June 30, 2016. The US Commerce Department reported that gross domestic product (“GDP”) expanded at a revised 0.9% seasonally adjusted annualized rate during the fourth quarter of 2015. Economic activity in the US then moderated, as GDP growth was 0.8% for the first quarter of 2016. However, the pace of growth then slightly accelerated, as the Commerce Department’s initial estimate for second-quarter 2016 GDP growth was 1.2%.1

After taking its first step toward normalizing monetary policy in late 2015, the US Federal Reserve Board (the “Fed”) has since been in a holding pattern. Looking back, in December 2015, the Fed raised the fed funds rates from a range of 0% to 0.25% to a range between 0.25% and 0.50%. This marked the Fed’s first rate hike in almost a decade. However, the Fed remained on hold during its first four meetings in 2016. In its official statement following its June 2016 meeting, the Fed said: “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

From a global perspective, International Monetary Fund (“IMF”) forecasts paint a picture of overall modest growth, which could moderate further following the United Kingdom’s vote to leave the European Union (“Brexit”). In the IMF’s July 2016 World Economic Outlook Update, released after the reporting period ended, it said. “With ‘Brexit’ still very much unfolding, the extent of uncertainty complicates the already difficult task of macroeconomic forecasting. The baseline global growth forecast has been revised down modestly relative to the April 2016 World Economic Outlook.” More specifically, the IMF estimates that 2016 growth in the eurozone will be 1.6%, slightly slower than its 1.7% expansion in 2015. Japan’s economy is projected to grow a tepid 0.3% in 2016, versus 0.5% in 2015. Among emerging markets countries, the IMF believes that growth will be 4.1% in 2016, a slight improvement from 4.0% in 2015.

Global equities generate mixed results

The global equity market was highly volatile at times and produced mixed results during the reporting period. Investors in both the US and abroad were confronted with mixed economic data, questions regarding future monetary policy, fluctuating oil prices and, in June 2016, the Brexit vote. All told, the US stock market, as measured by the S&P 500 Index,2 gained 3.84% for the six months ended June 30, 2016. Meanwhile, international equities generated mixed results. International developed equities were unable to overcome several bouts of investor risk aversion. International developed equities, as measured by the MSCI EAFE Index (net),3 fell 4.42% during the period. In contrast, emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 benefited from strong rallies in March and June 2016, rising 6.41% over the reporting period.

Overall strong period in the fixed income market

Many of the issues holding back equities triggered a number of “flights to quality” that supported global fixed income markets. The yield on the US 10-year Treasury fell from 2.27% to 1.49% during the reporting period (bond yields and prices move in the opposite direction). Demand for US Treasuries was generally strong from both

[1]	Based on the Commerce Department’s initial estimate announced on July 29, 2016, after the reporting period had ended.
[2]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]

The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

domestic and international investors. In addition, at the Fed’s June 2016 meeting they lowered their projections of how much they expect to raise rates in the coming years. The overall US bond market, as measured by the Barclays US Aggregate Index,5 gained 5.31% for the six months ended June 30, 2016. Returns of riskier fixed income securities generated even better results, as investors looked to generate income in the low interest rate environment. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index,6 returned 9.20% during the reporting period and emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 gained 10.90%.

[5]	The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance

For the six months ended June 30, 2016, UBS Global Securities Relationship Fund (the “Fund”) returned 0.72%, while the Fund’s benchmarks, the Citigroup World Government Bond Index and the MSCI World Free Index (net), returned 10.74% and 0.66%, respectively. In addition, our proprietary Global Securities Relationship Fund Benchmark (the “Benchmark”) returned 4.16%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund generated a positive absolute return during the reporting period but underperformed the Benchmark due to market allocation, currency allocation and security selection.

During the reporting period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our active currency strategy, the utilization of currency forwards had a neutral impact on Fund performance.1 Various equity and fixed income futures were used to implement our market allocation strategy. Derivatives were just one tool, among others, that we used to implement our market allocation strategy. In aggregate, these derivatives used for our active market allocation detracted from performance during the reporting period.

Portfolio performance summary2

What worked:

•	Certain active equity allocation decisions added to performance.

–	The Fund’s passive allocation to US equities was beneficial to the Fund as US equity selection faced challenges during the reporting period.

•	Certain fixed income allocation decisions were positive for performance.

–	The Fund held an allocation to global corporate bonds throughout the reporting period, which performed well as investors sought higher yields in this low yield environment.

–	The Fund’s allocation to US Treasury Inflation-Protected Securities (“TIPS”) throughout the reporting period was beneficial to performance as US inflation expectations rose on the back of rising oil prices and dovish Federal Reserve Board sentiment.

–	During the latter part of the reporting period, the Fund held a relative value trade of long 30-year German bonds versus five-year German bonds. This added value as increasingly negative yields at the short end of the curve forced yield-seeking investors to invest in the longer end of the curve.

•	Certain of the Fund’s active currency decisions were additive for performance.

–	The Fund’s long Japanese yen position versus both the US dollar and euro was additive to performance as the yen appreciated in what proved to be a predominantly risk-off period.

–	The Fund held an overweight to the euro relative to the Swiss franc for the majority of the reporting period. The Swiss franc depreciated on a relative basis due to overvaluation pressures and intervention from the Swiss National Bank to curtail currency strength.

–	During the latter part of the reporting, the Fund held an emerging market currency basket and US dollar position versus the Canadian dollar. This was additive for performance as the currencies appreciated versus the Canadian dollar.

[1]	This commentary focuses on the active equity, fixed income and currency components of the strategy, and does not address the performance implications of the holdings or hedging associated with the stated Benchmark, the Global Securities Relationship Fund Benchmark. Therefore, the financial reporting in the following sections may not match the written descriptions in this commentary.
[2]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Securities Relationship Fund

What didn’t work:

•	Overall, active equity market allocations detracted from performance.

–	The Fund’s long exposure to developed ex-US equities – particularly the eurozone and Japan – detracted from performance given concerns surrounding a global growth slowdown and economic linkages with China.

–	The Fund’s relative value trade of long eurozone bank equities versus eurozone equities detracted from performance. Falling earnings momentum and profitability concerns in a low to negative interest rate environment weighed on eurozone bank stock returns.

•	Certain active positioning in the fixed income markets was negative for results.

–	The Fund’s overall underweight to global ex-US bonds detracted from performance. In particular, the Fund’s underweight to Japanese bonds detracted from returns as heightened global risk aversion, underwhelming economic developments and easy monetary policy pushed Japanese yields into negative territory across most of the curve.

•	Certain active currency decisions detracted from performance.

–	The Fund’s long Mexican peso against the Malaysian ringgit during the first half of the reporting period detracted from performance, as fears regarding a Chinese slowdown caused the Korean won to appreciate.

•	The Fund’s security selection, overall, detracted value during the reporting period.

–	The Fund suffered from poor performance due to its US equity and global ex-US equity security selection.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended June 30, 2016 (unaudited)

	6 months	1 year	5 years	10 years
UBS Global Securities Relationship Fund	0.72%	(2.67)%	3.94%	3.76%
Citigroup World Government Bond Index[1]	10.74%	11.26%	1.18%	4.22%
MSCI World Free Index (net)[2]	0.66%	(2.78)%	6.63%	4.43%
Global Securities Relationship Fund Benchmark[3]	4.16%	0.92%	4.58%	4.75%

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index designed to measure the performance of fixed-rate, local currency, investment-grade sovereign bonds with a one-year minimum maturity. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Benchmark is an unmanaged benchmark compiled by the Advisor and is a composite of five indexes compiled by independent data providers: 65% MSCI All Country World Index (net), 15% Citigroup World Government Bond ex US Index, 15% Citigroup US Government Bond Index, 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and the 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)1

As of June 30, 2016

Percentage of net assets
Facebook, Inc., Class A	1.0%
Amazon.com, Inc.	0.9
Microsoft Corp.	0.8
Roche Holding AG	0.8
KDDI Corp.	0.7
Alphabet, Inc., Class A	0.7
Home Depot, Inc.	0.6
Sony Corp.	0.6
Unilever NV CVA	0.6
Royal Dutch Shell PLC, Class A	0.6
Total	7.3%

Top ten long-term fixed income holdings (unaudited)1

As of June 30, 2016

Percentage of net assets
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20	3.9%
US Treasury Inflation Indexed Notes (TIPS), 0.375%, due 07/15/25	3.2
US Treasury Notes, 0.750%, due 02/28/18	0.7
US Treasury Notes, 1.000%, due 09/30/16	0.6
US Treasury Notes, 0.500%, due 11/30/16	0.6
Japan Government Twenty Year Bond, 0.400%, due 03/20/36	0.5
New Zealand Government Bond, 2.069%, due 09/20/25	0.4
Commonwealth of Australia, 5.500%, due 04/21/23	0.4
Commonwealth of Australia, 4.500%, due 04/15/20	0.3
New Zealand Government Bond, 3.000%, due 04/15/20	0.3
Total	10.9%

Top five issuer breakdown by country or territory of origin (unaudited)2

As of June 30, 2016

Percentage of net assets
United States	31.5%
Japan	6.2
United Kingdom	4.8
Germany	2.0
Canada	1.6
Total	46.1%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures may be different if a breakdown of the underlying investment companies was included.
[2]	Figures represent the direct investments of the UBS Global Securities Relationship Fund. If a breakdown of the underlying affiliated investment companies was included, the country exposure percentages would be as follows: United States 35.4%, Japan 6.3%, United Kingdom 5.9%, Germany 2.1%, Australia 2.1%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)1

As a percentage of net assets as of June 30, 2016

Common stocks
Aerospace & defense	0.89%
Airlines	0.75
Auto components	0.54
Automobiles	0.84
Banks	2.67
Beverages	0.71
Biotechnology	1.90
Capital markets	0.36
Chemicals	1.50
Communications equipment	0.05
Construction materials	0.36
Consumer finance	0.33
Diversified financial services	1.23
Diversified telecommunication services	0.87
Electric utilities	0.35
Electrical equipment	0.63
Electronic equipment, instruments & components	0.39
Energy equipment & services	0.17
Food & staples retailing	0.15
Food products	0.84
Health care equipment & supplies	0.71
Health care providers & services	0.89
Hotels, restaurants & leisure	1.13
Household durables	0.59
Industrial conglomerates	0.93
Insurance	1.54
Internet & catalog retail	1.19
Internet software & services	2.17
IT services	0.92
Life sciences tools & services	0.22
Machinery	0.81
Marine	0.19
Media	0.74
Metals & mining	0.74
Multiline retail	0.03
Oil, gas & consumable fuels	2.54
Personal products	0.89

Pharmaceuticals	1.69%
Professional services	0.28
Real estate investment trust (REIT)	0.74
Real estate management & development	0.28
Road & rail	0.47
Semiconductors & semiconductor equipment	1.69
Software	2.22
Specialty retail	1.42
Technology hardware, storage & peripherals	0.63
Textiles, apparel & luxury goods	0.39
Tobacco	0.72
Trading companies & distributors	0.37
Wireless telecommunication services	1.09
Total common stocks	43.75%

Bonds
US government obligations	11.31
Non-US government obligations	3.59
Total bonds	14.90%

Investment companies
iShares iBoxx $ High Yield Corporate Bond ETF	3.05%
iShares JP Morgan USD Emerging Markets Bond ETF	2.03
iShares MSCI Canada ETF	0.02
iShares MSCI EAFE ETF	0.30
UBS Global Corporate Bond Relationship Fund	8.41
UBS-HALO Emerging Markets Equity Relationship Fund	6.42
Wisdomtree Europe Hedged SmallCap Equity Fund	2.90
Total investment companies	23.13%

Short-term investment	16.22
Investment of cash collateral from securities loaned	2.69
Total investments	100.69%

Liabilities, in excess of cash and other assets	(0.69)
Net assets	100.00%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures may be different if a breakdown of the underlying investment companies was included.

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks: 43.75%
Australia: 0.43%
Westfield Corp., REIT	78,811	$633,064

Austria: 0.26%
Erste Group Bank AG*	16,856	383,777

Canada: 1.55%
Canadian Pacific Railway Ltd.	3,504	451,280
Husky Energy, Inc.	34,541	421,620
Suncor Energy, Inc.	24,685	684,787
Toronto-Dominion Bank	17,314	743,512

Total Canada common stocks		2,301,199

China: 1.16%
AIA Group Ltd.	139,686	840,033
Jardine Matheson Holdings Ltd.	10,100	590,484
Power Assets Holdings Ltd.	32,000	294,225

Total China common stocks		1,724,742

Denmark: 0.46%
AP Moeller - Maersk A/S, Class B	216	282,129
Danske Bank A/S	15,135	398,359

Total Denmark common stocks		680,488

Finland: 0.39%
Sampo Oyj, Class A	13,938	570,013

France: 0.91%
Danone SA	6,607	462,375
Renault SA	5,834	440,453
Schneider Electric SE	7,644	445,956

Total France common stocks		1,348,784

Germany: 1.95%
Deutsche Telekom AG	28,451	485,154
Fresenius SE & Co. KGaA	10,106	742,564
HeidelbergCement AG	5,374	404,834
KION Group AG	9,000	436,212
MTU Aero Engines AG	2,252	210,400
thyssenkrupp AG	23,493	472,217
TUI AG	11,452	130,346

Total Germany common stocks		2,881,727

Ireland: 1.10%
ICON PLC*	4,700	329,047
Perrigo Co. PLC	1,766	160,123
Ryanair Holdings PLC ADR	6,630	461,050
Shire PLC	10,973	678,159

Total Ireland common stocks		1,628,379

Israel: 0.45%
Check Point Software Technologies Ltd.*,1	7,390	588,835
Teva Pharmaceutical Industries Ltd. ADR	1,450	72,834

Total Israel common stocks		661,669

	Shares	Value
Italy: 0.64%
Autogrill SpA	37,411	$302,455
Banca Mediolanum SpA	49,176	337,522
Intesa Sanpaolo SpA	164,547	313,415

Total Italy common stocks		953,392

Japan: 5.65%
ABC-Mart, Inc.	6,900	463,071
Alps Electric Co., Ltd.	16,700	317,272
Hino Motors Ltd.	36,500	363,539
Inpex Corp.	41,700	326,119
Japan Airlines Co., Ltd.	16,900	543,717
KDDI Corp.	34,600	1,052,177
Matsui Securities Co., Ltd.	40,100	331,663
Mitsui Fudosan Co., Ltd.	18,000	413,114
Nidec Corp.	6,300	479,575
ORIX Corp.	45,500	588,791
Shin-Etsu Chemical Co., Ltd.	8,900	521,438
Sony Corp.	29,700	875,021
Sumitomo Electric Industries Ltd.	30,200	399,711
THK Co., Ltd.	12,000	204,533
Tokyo Electron Ltd.	7,400	625,364
Toyota Industries Corp.	6,500	258,439
Toyota Motor Corp.	12,100	596,512

Total Japan common stocks		8,360,056

Macao: 0.16%
Sands China Ltd.	70,400	238,228

Netherlands: 1.43%
Heineken NV	7,528	690,482
Koninklijke DSM NV	8,667	500,003
NXP Semiconductors NV*	1,101	86,252
Royal Dutch Shell PLC, Class A	30,638	841,478

Total Netherlands common stocks		2,118,215

Norway: 0.27%
Telenor ASA	24,401	403,910

Singapore: 0.35%
Broadcom Ltd.	3,377	524,786

Spain: 0.77%
Banco Bilbao Vizcaya Argentaria SA	53,560	306,869
Banco Santander SA	82,033	318,344
Mediaset Espana Comunicacion SA	45,591	514,659

Total Spain common stocks		1,139,872

Switzerland: 0.92%
Actelion Ltd.*	1,101	185,406
Roche Holding AG	4,437	1,170,835

Total Switzerland common stocks		1,356,241

United Kingdom: 4.76%
Aon PLC	1,250	136,538
ARM Holdings PLC	21,828	331,561

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks—(Continued)
United Kingdom—(Concluded)
Ashtead Group PLC	38,219	$545,918
Associated British Foods PLC	12,885	469,508
Atlassian Corp. PLC, Class A*,1	6,700	173,530
BP PLC	128,370	751,416
Delphi Automotive PLC	2,323	145,420
HSBC Holdings PLC	95,963	594,544
Imperial Brands PLC	13,561	735,451
Lloyds Banking Group PLC	713,708	516,932
London Stock Exchange Group PLC	14,801	502,915
Next PLC	708	46,782
Noble Corp. PLC	4,790	39,470
Rio Tinto Ltd.	6,812	235,631
Rio Tinto PLC	12,419	385,815
Tesco PLC*	44,439	104,369
Unilever NV CVA	18,512	864,558
Vodafone Group PLC	153,263	467,277

Total United Kingdom common stocks		7,047,635

United States: 20.14%
Aflac, Inc.	1,952	140,856
Allergan PLC*	2,876	664,615
Allstate Corp.	3,567	249,512
Alnylam Pharmaceuticals, Inc.*	2,869	159,201
Alphabet, Inc., Class A*	1,451	1,020,822
Alphabet, Inc., Class C*	815	564,062
Amazon.com, Inc.*	1,840	1,316,741
American Express Co.	1,712	104,021
Apple, Inc.	8,562	818,527
Arista Networks, Inc.*,1	1,209	77,835
Atara Biotherapeutics, Inc.*	2,700	60,777
Best Buy Co., Inc.	3,034	92,840
Catalent, Inc.*	3,316	76,235
Caterpillar, Inc.	1,551	117,581
CBS Corp. (Non-Voting), Class B	3,790	206,328
CDW Corp.	2,092	83,847
Celgene Corp.*	5,733	565,446
Chevron Corp.	476	49,899
Chipotle Mexican Grill, Inc.*	269	108,342
Cobalt International Energy, Inc.*	17,561	23,532
Cognizant Technology Solutions Corp., Class A*	7,417	424,549
Colfax Corp.*	3,161	83,640
Cooper Cos., Inc.	1,774	304,365
Cornerstone OnDemand, Inc.*	3,401	129,442
Danaher Corp.	5,951	601,051
Digital Realty Trust, Inc.	2,500	272,475
Dolby Laboratories, Inc., Class A	1,881	90,006
Dow Chemical Co.	2,674	132,925
Ecolab, Inc.	4,359	516,977
Eli Lilly & Co.	1,477	116,314
Emergent BioSolutions, Inc.*	1,551	43,614
Envision Healthcare Holdings, Inc.*	3,460	87,780

	Shares	Value
EOG Resources, Inc.	1,975	$164,755
Estee Lauder Cos., Inc., Class A	5,037	458,468
Expedia, Inc.	793	84,296
Express Scripts Holding Co.*	4,228	320,482
Facebook, Inc., Class A*	12,557	1,435,014
First Data Corp., Class A*	4,350	48,155
General Electric Co.	5,695	179,279
General Motors Co.	7,193	203,562
Gilead Sciences, Inc.	5,143	429,029
Gulfport Energy Corp.*	841	26,290
Halliburton Co.	2,097	94,973
HeartWare International, Inc.*	2,725	157,369
Home Depot, Inc.	6,931	885,019
Honeywell International, Inc.	4,414	513,436
Impax Laboratories, Inc.*	1,582	45,593
Instructure, Inc.*,1	3,550	67,450
Intuitive Surgical, Inc.*	345	228,186
Invesco Ltd.	3,300	84,282
Jabil Circuit, Inc.	4,674	86,329
JPMorgan Chase & Co.	4,568	283,856
Lam Research Corp.	1,223	102,805
Laredo Petroleum, Inc.*	11,375	119,210
Lexicon Pharmaceuticals, Inc.*,1	21,475	308,166
Lincoln National Corp.	3,330	129,104
MacroGenics, Inc.*	1,074	28,987
Mallinckrodt PLC*	865	52,575
Marsh & McLennan Cos., Inc.	1,537	105,223
Martin Marietta Materials, Inc.	636	122,112
MasterCard, Inc., Class A	3,856	339,559
Maxim Integrated Products, Inc.	2,549	90,974
McDermott International, Inc.*	24,406	120,566
Medicines Co.*	4,320	145,282
MetLife, Inc.	2,758	109,851
Micron Technology, Inc.*	15,286	210,335
Microsoft Corp.	23,861	1,220,967
Mondelez International, Inc., Class A	6,911	314,520
Morgan Stanley	4,749	123,379
NextEra Energy, Inc.	1,763	229,895
NIKE, Inc., Class B	6,453	356,206
Norfolk Southern Corp.	954	81,214
NVIDIA Corp.	3,363	158,095
Oasis Petroleum, Inc.*	14,082	131,526
ON Semiconductor Corp.*	8,814	77,739
PDC Energy, Inc.*	1,532	88,259
pdvWireless, Inc.*,1	4,206	89,966
PepsiCo, Inc.	3,466	367,188
Philip Morris International, Inc.	3,228	328,352
Qorvo, Inc.*	1,999	110,465
S&P Global, Inc.	3,690	395,789
salesforce.com, Inc.*	9,144	726,125
SBA Communications Corp., Class A*	2,789	301,045
ServiceNow, Inc.*	5,274	350,194
Sherwin-Williams Co.	1,847	542,408

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks—(Continued)
United States—(Concluded)
Silicon Laboratories, Inc.*	2,012	$98,065
Simon Property Group, Inc.	870	188,703
Skyworks Solutions, Inc.	1,333	84,352
SM Energy Co.	4,735	127,845
Starbucks Corp.	10,883	621,637
Synchrony Financial*	15,281	386,304
TG Therapeutics, Inc.*,1	2,466	14,944
Time Warner, Inc.	1,970	144,874
TJX Cos., Inc.	8,633	666,727
T-Mobile US, Inc.*	2,240	96,925
TransDigm Group, Inc.*	1,436	378,659
TripAdvisor, Inc.*	5,628	361,880
Under Armour, Inc., Class A*,1	2,834	113,728
Under Armour, Inc., Class C*	2,854	103,890
Union Pacific Corp.	1,805	157,486
United Continental Holdings, Inc.*	2,601	106,745
United Technologies Corp.	2,034	208,587
UnitedHealth Group, Inc.	1,182	166,898
US Bancorp	2,316	93,404
Verisk Analytics, Inc.*	5,165	418,778
Vertex Pharmaceuticals, Inc.*	3,976	342,016
Visa, Inc., Class A	7,465	553,679
VMware, Inc., Class A*,1	3,883	222,185
Walgreens Boots Alliance, Inc.	1,490	124,072
Walt Disney Co.	2,341	228,997
Western Digital Corp.	2,351	111,108
Yum! Brands, Inc.	3,280	271,978
Zimmer Biomet Holdings, Inc.	2,988	359,695

Total United States common stocks		29,832,222
Total common stocks (cost $65,636,431)		64,788,399
	Face amount
Bonds: 14.90%
US government obligations: 11.31%
US Treasury Bonds, 2.500%, due 02/15/46[1]	$ 355,000	369,991
2.750%, due 11/15/42	205,000	225,700
2.875%, due 05/15/43	130,000	146,280
2.875%, due 08/15/45	10,000	11,232
3.000%, due 11/15/45	60,000	69,049
8.000%, due 11/15/21	170,000	231,499
US Treasury Inflation Indexed Bonds (TIPS), 0.750%, due 02/15/45[2]	340,000	347,193
US Treasury Inflation Indexed Notes (TIPS), 0.125%, due 04/15/20[2]	5,500,000	5,749,461
0.125%, due 01/15/23[2]	180,000	189,071
0.375%, due 07/15/25[2]	4,567,700	4,746,684

	Face amount	Value
US Treasury Notes, 0.500%, due 11/30/16	$ 953,000	$953,513
0.750%, due 02/28/18	1,010,000	1,012,840
0.875%, due 10/15/18[1]	130,000	130,696
1.000%, due 09/30/16[1]	952,000	953,536
1.125%, due 01/15/19	240,000	242,728
1.250%, due 03/31/21	250,000	252,959
1.375%, due 10/31/20	180,000	183,283
1.625%, due 12/31/19	230,000	236,379
1.625%, due 02/15/26	150,000	151,781
2.000%, due 11/30/22	365,000	382,081
3.125%, due 04/30/17[1]	160,000	163,441

		16,749,397
Total US government obligations (cost $16,283,898)		16,749,397

Non-US government obligations: 3.59%
Australia: 0.86%
Commonwealth of Australia, 4.500%, due 04/15/20[3]	AUD 520,000	429,578
4.500%, due 04/21/33[3]	289,000	278,726
5.500%, due 04/21/23[3]	620,000	570,846

		1,279,150

Austria: 0.04%
Republic of Austria, 1.200%, due 10/20/25[3],4	EUR 22,000	27,042
3.150%, due 06/20/44[3],4	18,000	31,906

		58,948

Belgium: 0.05%
Kingdom of Belgium, 3.750%, due 06/22/45[3]	41,000	78,147

Canada: 0.05%
Government of Canada, 2.250%, due 06/01/25	CAD 52,000	44,711
2.750%, due 12/01/64	21,000	21,968
5.750%, due 06/01/29	100	117
8.000%, due 06/01/23	200	230

		67,026

Finland: 0.02%
Republic of Finland, 0.500%, due 04/15/26[3],4	EUR 22,000	25,232

France: 0.18%
France Government Bond OAT, 3.250%, due 05/25/45[3]	147,000	258,752

Ireland: 0.09%
Republic of Ireland, 2.000%, due 02/18/45[3]	106,000	138,309

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Non-US government obligations—(Concluded)
Italy: 0.44%
Buoni Poliennali Del Tesoro, 1.650%, due 03/01/32[4]	EUR 18,000	$19,798
2.759%, due 09/15/41[2],3	172,668	247,126
3.750%, due 05/01/21	60,000	77,429
4.250%, due 02/01/19[3]	140,000	172,475
4.750%, due 09/01/44[3,4]	82,000	137,005

		653,833

Japan: 0.50%
Japan Government Twenty Year Bond, 0.400%, due 03/20/36	JPY 72,000,000	742,660

Netherlands: 0.04%
Kingdom of the Netherlands, 2.750%, due 01/15/47[3],4	EUR 35,000	63,537

New Zealand: 0.94%
New Zealand Government Bond, 2.069%, due 09/20/25[2],3	NZD 817,740	629,275
3.000%, due 04/15/20[3]	550,000	406,200
5.500%, due 04/15/23[3]	410,000	355,748

		1,391,223

Spain: 0.38%
Kingdom of Spain, 3.750%, due 10/31/18	EUR 230,000	278,329
4.800%, due 01/31/24[3],4	200,000	286,637

		564,966
Total Non-US government obligations (cost $5,109,776)		5,321,783
Total bonds (cost $21,393,674)		22,071,180

	Shares	Value
Investment companies: 23.13%
iShares iBoxx $ High Yield Corporate Bond ETF	53,300	$4,513,977
iShares JP Morgan USD Emerging Markets Bond ETF[1]	26,055	3,000,233
iShares MSCI Canada ETF	1,000	24,510
iShares MSCI EAFE ETF	8,000	446,480
UBS Global Corporate Bond Relationship Fund*,5	882,028	12,459,873
UBS-HALO Emerging Markets Equity Relationship Fund*,5	280,312	9,509,739
Wisdomtree Europe Hedged SmallCap Equity Fund	187,000	4,302,870
Total investment companies (cost $34,637,247)		34,257,682

Short-term investment: 16.22%
Investment company: 16.22%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $24,016,647)	24,016,647	24,016,647

Investment of cash collateral from securities loaned: 2.69%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $3,985,280)	3,985,280	3,985,280
Total investments: 100.69% (cost $149,669,279)		149,119,188

Liabilities, in excess of cash and other assets: (0.69)%		(1,014,531)
Net assets: 100.00%		$148,104,657

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$7,532,374
Gross unrealized depreciation	(8,082,465)

Net unrealized depreciation of investments	$(550,091)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin on page 16.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	USD	1,609,578	KRW	1,858,000,000	09/20/16	$2,202
GSI	INR	124,170,000	USD	1,808,519	09/20/16	(6,222)
GSI	KRW	1,858,000,000	USD	1,581,142	09/20/16	(30,638)
GSI	USD	398,746	COP	1,217,370,000	09/20/16	11,186
GSI	USD	1,257,794	INR	85,530,000	09/20/16	(7,776)
JPMCB	CAD	3,495,000	USD	2,734,949	09/20/16	29,312
JPMCB	CHF	3,015,000	USD	3,137,977	09/20/16	36,381
JPMCB	HKD	4,920,000	USD	634,379	09/20/16	(406)
JPMCB	ILS	3,375,000	USD	874,216	09/20/16	(1,897)
JPMCB	JPY	80,600,000	USD	764,315	09/20/16	(18,302)
JPMCB	NOK	2,320,000	USD	280,988	09/20/16	3,809
JPMCB	NZD	1,205,000	USD	846,653	09/20/16	(10,289)
JPMCB	THB	16,310,000	USD	462,553	09/20/16	(991)
JPMCB	USD	630,684	AUD	855,000	09/20/16	5,155
JPMCB	USD	1,141,376	EUR	1,035,000	09/20/16	10,530
JPMCB	USD	374,950	GBP	265,000	09/20/16	(21,900)
JPMCB	USD	1,370,782	MXN	25,900,000	09/20/16	34,747
JPMCB	USD	1,541,896	SEK	12,700,000	09/20/16	(35,650)
JPMCB	USD	724,693	SGD	985,000	09/20/16	5,906
SSB	USD	7,588,869	EUR	6,710,000	09/20/16	(120,955)
SSB	USD	6,627,710	JPY	699,800,000	09/20/16	167,274
Net unrealized appreciation on forward foreign currency contracts						$51,476

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Ultra Bond, 18 contracts (USD)	September 2016	$3,136,690	$3,354,750	$218,060
10 Year US Treasury Notes, 36 contracts (USD)	September 2016	4,658,517	4,787,437	128,920
Index futures buy contracts:
E-mini S&P 500 Index, 120 contracts (USD)	September 2016	12,498,395	12,541,200	42,805
Hong Kong Hang Seng China Enterprise Index, 97 contracts (HKD)	July 2016	5,165,609	5,500,817	335,208
KOSPI 200 Index, 20 contracts (KRW)	September 2016	2,136,750	2,133,864	(2,886)
MSCI Taiwan Index, 23 contracts (USD)	July 2016	702,760	734,139	31,379
TOPIX Index, 74 contracts (JPY)	September 2016	9,395,570	9,047,530	(348,040)
Index futures sell contracts:
EURO STOXX 50 Index, 109 contracts (EUR)	September 2016	(3,398,229)	(3,464,781)	(66,552)
FTSE China A50 Index, 318 contracts (USD)	July 2016	(2,872,210)	(2,962,698)	(90,488)
Mini MSCI Emerging Markets Index, 108 contracts (USD)	September 2016	(4,370,976)	(4,507,380)	(136,404)
NIKKEI 225 Index, 59 contracts (JPY)	September 2016	(9,312,478)	(9,023,082)	289,396
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 54 contracts (CAD)	September 2016	6,041,938	6,187,670	145,732
Interest rate futures sell contracts:
10 Year Mini Japanese Government Bond, 5 contracts (JPY)	September 2016	(735,637)	(739,990)	(4,353)
Net unrealized appreciation on futures contracts				$542,777

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$—	$34,851,306	$29,937,093	$—	$64,788,399
US government obligations	—	—	16,749,397	—	16,749,397
Non-US government obligations	—	—	5,321,783	—	5,321,783
Investment companies	21,969,612	12,288,070	—	—	34,257,682
Short-term investment	—	—	24,016,647	—	24,016,647
Investment of cash collateral from securities loaned	—	—	3,985,280	—	3,985,280
Forward foreign currency contracts	—	—	306,502	—	306,502
Futures contracts	—	535,517	655,983	—	1,191,500
Total	$21,969,612	$47,674,893	$80,972,685	$—	$150,617,190

UBS Global Securities Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Liabilities
Forward foreign currency contracts	$—	$—	$(255,026)	$—	$(255,026)
Futures contracts	—	(140,757)	(507,966)	—	(648,723)
Total	$—	$(140,757)	$(762,992)	$—	$(903,749)

[a]	In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, $30,593,076 of foreign investments, including futures contracts, and $(507,966) of futures contracts were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio’s fair valuation procedures for foreign portfolio holdings.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2016.
[2]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[3]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2016, the value of these securities amounted to $4,136,541 or 2.79% of net assets.
[4]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the value of these securities amounted to $591,157 or 0.40% of net assets.
[5]	The table below details the Fund’s investments in funds advised by the same Advisor as the Fund. The Advisor does not earn a management fee from the affiliated UBS Relationship Funds.

Security description	Value 12/31/15	Purchases during the six months ended 06/30/16	Sales during the six months ended 06/30/16	Net realized gain during the six months ended 06/30/16	Change in net unrealized appreciation/ (depreciation) during the six months ended 06/30/16	Value 06/30/16	Net income earned from affiliate for the six months ended 06/30/16
UBS Private Money Market Fund LLC[b]	$9,261,018	$96,111,357	$105,372,375	$—	$—	$—	$7,520
UBS-HALO Emerging Markets Equity Relationship Fund	9,235,986	—	—	—	273,753	9,509,739	—
UBS Global Corporate Bond Fund Relationship Fund	11,655,640	—	—	—	804,233	12,459,873	—
	$30,152,644	$103,353,513	$108,629,251	$—	$1,077,986	$25,954,892	$—

[b]	The Advisor earned a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio performance

Over the six months ended June 30, 2016, UBS-HALO Emerging Markets Equity Relationship Fund (the “Fund”) returned 2.96%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 6.41%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, and index returns do not reflect the deduction of fees and expenses.)

The Fund’s relative underperformance was driven to a large extent by negative stock selection within the materials sector. The Fund has largely avoided hard commodity stocks, which hurt performance as commodities significantly rallied during the reporting period. Sector positioning, a result of our bottom-driven process, modestly detracted from results.

Portfolio performance summary1

What worked:

•	Several individual stocks contributed to performance during the period.

–	Shares of Largan Precision, a supplier of cameras for mobile devices, rose sharply during the reporting period and benefited the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

–	Banco Bradesco, one of Brazil’s largest banks, was a substantial contributor to performance. The stock benefited from the increased risk appetite for Brazilian equities given the political change in the country. The Brazilian real strengthened given its attractive carry and some signs that its economy may be bottoming out.

–	Sberbank, Russia’s largest bank, was also a significant contributor to the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

However, these positive effects were more than offset by holdings that detracted from results.

•	Individual stocks that had a negative impact on performance included:

–	LG Chemical, a Korean chemical company, was the Fund’s largest detractor from results during the reporting period. Its share price retreated as investors were worried that the recovery in oil prices may not be fully passed on to its chemical prices. In addition, new regulations regarding the use of lithium batteries in electric vehicles in China negatively impacted foreign battery makers like LG Chemical. While the company has met all of the necessary requirements, it has not made China’s list of qualified and registered makers. We sold LG Chemical prior to the end of the reporting period.

–	China Resources Land, a Chinese property developer with high exposure in Tier 1 and Tier 2 cities, detracted from the Fund’s performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Ping An, a Chinese insurance company, performed poorly over the reporting period, mainly driven by concerns about the negative impact of falling interest rates in China. However, we believe Ping An remains well positioned to benefit from the structural growth in investment and retirement needs of the aging Chinese population.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS-HALO Emerging Markets Equity Relationship Fund

–	Shares of Klabin, a Brazilian pulp and paper company, retreated during the reporting period and weighed on the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

–	Advanced Semiconductor, a leader in back-end chip manufacturing, also detracted from results. System-in-packages (SiP) was meant to be a major growth driver for the company, but that business has not developed as well as expected. In addition, profit opportunities in SiP were revised lower during the reporting period, weighing on its share price. We sold Advanced Semiconductor prior to the end of the reporting period.

To a lesser extent, country weightings, which are the result of our bottom-up stock selection, detracted from returns during the reporting period. In particular, the Fund’s underweight in Brazil was a negative as its market rallied. Elsewhere, an overweight in India was not rewarded given a number of earnings downgrades.

Portfolio highlights

–	Shares of Largan Precision, a Taiwanese specialty camera maker, rebounded strongly on expectations that the dual camera secular trend will drive good earnings growth over the next several years. In addition, there were expectations for continued solid demand for higher megapixel cameras.

–	Shares of Sberbank, Russia’s largest bank, continued to outperform in 2016, buoyed by rising oil prices and growing optimism on earnings growth. Additionally, the reinstatement of its dividend program was seen as a sign of confidence in Sberbank’s ability to recover earnings.

–	China Resources Land, a Chinese property developer, underperformed amid concerns over weak Chinese economic growth and fears that weaker consumer spending may impact retail sales for the company’s malls. However, business fundamentals remain unchanged and the company has experienced strong residential sales.

–	Klabin, a Brazilian pulp and paper company, was also a weak performer and the Fund’s overweight position in the stock detracted from returns. The stock was negatively impacted by the significant appreciation of the real over the period, which weighed on sales from outside Brazil. The company was also negatively impacted by weak pulp prices.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS-HALO Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended June 30, 2016 (unaudited)

	6 months	1 year	5 years	10 years
UBS-HALO Emerging Markets Equity Relationship Fund[1]	2.96%	(9.98)%	(3.69)%	3.88%
UBS-HALO Emerging Markets Equity Relationship Fund[2]	2.21%	(10.65)%	(3.84)%	3.82%
MSCI Emerging Markets Index (net)[3]	6.41%	(12.05)%	(3.78)%	3.54%

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS-HALO Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2016

Percentage of net assets
Samsung Electronics Co., Ltd.	6.5%
Naspers Ltd., Class N	5.7
Taiwan Semiconductor Manufacturing Co., Ltd.	5.3
Tencent Holdings Ltd.	4.8
ICICI Bank Ltd.	4.4
Largan Precision Co., Ltd.	4.3
China Mobile Ltd.	4.1
Ping An Insurance Group Co. of China Ltd., H Shares	4.1
Hon Hai Precision Industry Co., Ltd.	3.9
Infosys Ltd. ADR	3.9
Total	47.0%

Top five issuer breakdown by country or territory of origin (unaudited)

As of June 30, 2016

Percentage of net assets
China	23.6%
India	17.3
Taiwan	13.5
Russia	8.1
Thailand	8.0
Total	70.5%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Common stocks
Automobiles	2.75%
Banks	23.49
Beverages	0.69
Construction materials	4.12
Containers & packaging	2.17
Diversified telecommunication services	1.29
Electronic equipment, instruments & components	8.21
Food & staples retailing	2.05
Insurance	4.07
Internet software & services	8.08
IT services	3.87
Media	5.70
Oil, gas & consumable fuels	2.67
Paper & forest products	2.01
Pharmaceuticals	2.63
Real estate management & development	3.74
Semiconductors & semiconductor equipment	5.33
Technology hardware, storage & peripherals	6.50
Transportation infrastructure	2.33
Wireless telecommunication services	4.08
Total common stocks	95.78%

Short-term investment	3.72
Investment of cash collateral from securities loaned	3.28
Total investments	102.78%

Liabilities, in excess of cash and other assets	(2.78)
Net assets	100.00%

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks: 95.78%
Brazil: 5.83%
Banco Bradesco SA ADR	282,859	$2,209,129
Klabin SA	272,700	1,309,041

Total Brazil common stocks		3,518,170

China: 23.60%
Alibaba Group Holding Ltd. ADR*,1	24,800	1,972,344
China Merchants Holdings International Co., Ltd.	526,000	1,408,102
China Mobile Ltd.	213,000	2,461,048
China Resources Land Ltd.	956,766	2,254,571
China Telecom Corp., Ltd., H Shares	1,728,000	777,110
Ping An Insurance Group Co. of China Ltd., H Shares	555,000	2,459,025
Tencent Holdings Ltd.	126,600	2,904,163

Total China common stocks		14,236,363

India: 17.26%
HDFC Bank Ltd.	123,778	2,164,214
ICICI Bank Ltd.	745,812	2,669,352
Infosys Ltd. ADR	130,900	2,336,565
Mahindra & Mahindra Ltd.	78,034	1,657,580
Sun Pharmaceutical Industries Ltd.	139,737	1,584,391

Total India common stocks		10,412,102

Mexico: 2.71%
Grupo Financiero Banorte SAB de CV, Class O	291,200	1,632,913

Poland: 1.92%
Powszechna Kasa Oszczednosci Bank Polski SA*	195,464	1,158,587

Russia: 8.07%
Lukoil PJSC ADR	38,671	1,613,741
Magnit PJSC GDR[2]	37,032	1,234,613
Sberbank of Russia PJSC	971,204	2,020,458

Total Russia common stocks		4,868,812

South Africa: 7.71%
Mondi PLC	64,834	1,213,853
Naspers Ltd., Class N	22,533	3,440,678

Total South Africa common stocks		4,654,531

South Korea: 6.49%
Samsung Electronics Co., Ltd.	3,147	3,919,120

Taiwan: 13.54%
Hon Hai Precision Industry Co., Ltd.	917,756	2,364,401
Largan Precision Co., Ltd.	28,000	2,589,531
Taiwan Semiconductor Manufacturing Co., Ltd.	638,000	3,215,327

Total Taiwan common stocks		8,169,259

Thailand: 7.96%
Bangkok Bank PCL	478,500	2,158,288
Bangkok Bank PCL NVDR	34,600	156,635

	Shares	Value
Siam Cement PCL	18,650	$252,630
Siam Cement PCL NVDR	164,500	2,234,804

Total Thailand common stocks		4,802,357

United Kingdom: 0.69%
SABMiller PLC	7,160	414,223
Total common stocks (cost $57,009,909 )		57,786,437

Short-term investment: 3.72%
Investment company: 3.72%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $2,244,759)	2,244,759	2,244,759

Investment of cash collateral from securities loaned: 3.28%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,977,800)	1,977,800	1,977,800
Total investments: 102.78% (cost $61,232,468)		62,008,996

Liabilities, in excess of cash and other assets: (2.78)%		(1,678,902)
Net assets: 100.00%		$60,330,094

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$5,054,742
Gross unrealized depreciation	(4,278,214)

Net unrealized appreciation of investments	$776,528

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$—	$11,073,733	$46,712,704	$—	$57,786,437
Short-term investment	—	—	2,244,759	—	2,244,759
Investment of cash collateral from securities loaned	—	—	1,977,800	—	1,977,800
Total	$—	$11,073,733	$50,935,263	$—	$62,008,996

[a]	In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, $46,712,704 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio’s fair valuation procedures for foreign portfolio holdings.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2016.
[2]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2016, the value of this security amounted to $1,234,613 or 2.05% of net assets.

The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund.

Security description	Value 12/31/15	Purchases during the six months ended 06/30/16	Sales during the six months ended 06/30/16	Value 06/30/16	Net income earned from affiliate for the six months ended 06/30/16
UBS Private Money Market Fund LLC[b]	$1,030,275	$7,458,318	$8,488,593	$—	$619

[b]	The Advisor earned a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2016, UBS International Equity Relationship Fund (the “Fund”) returned -4.81%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned -2.98%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund underperformed its benchmark during the reporting period due to broad-based stock selection.

Portfolio performance summary1

What worked:

•	A wide range of individual stock positions within the Fund contributed positively during the month:

•	Having been the best performing stock in the portfolio in 2015, KDDI Corp. was yet again the biggest contributor to results for the six months ended June 2016. Our thesis for owning the company has centered on declining competition and rising average revenue per unit in the Japanese telecommunications market. Our expectations have largely been met as the competitive landscape has changed, and all three Japanese telecommunications companies have turned their focus away from gaining market share to growing profits. We believe KDDI Corp. continues to trade at an attractive valuation.

•	The Fund’s position in Sony Corp. of Japan worked particularly well during the reporting period. The market is beginning to appreciate the radical changes that the company is making to address its previously underperforming electronics and media businesses. In particular, operational improvements, better capital allocation and the latent value in the PlayStation franchise are becoming more widely recognized.

•	Improved sentiment about China and other emerging markets during the period was reflected in the performance of Jardine Matheson of Hong Kong. Jardine Matheson is a holding company for Asian-based businesses, encompassing property, auto and motorcycle manufacturing and retail. While the discount has narrowed, we believe the share price continues to reflect an undervaluation of company’s high-quality assets.

•	The Fund’s sector allocations, a by-product of our bottom-up stock selection process, contributed to performance in five out of 10 sectors within the Index, dominated by an overweight position in energy which was, by far, the best performing part of the market.

What didn’t work:

•	Stock selection drove the Fund’s underperformance during the reporting period.

•	The largest detractors in the portfolio were within the financials sector. Some of the European holdings were the weakest performers for the portfolio, namely Intesa Sanpaolo of Italy, Lloyds Banking Group of the UK and Austria’s Erste Group Bank. We believe these price moves reflect uncertainty and negative sentiment rather than underlying fundamentals, and we retain conviction in all three companies.

•	Fears of weaker UK consumption post the Brexit vote weighed on some of the portfolio’s UK holdings, with Associated British Foods, Next and TUI all being significant detractors from results. We took advantage of the price weakness to increase our allocation to Associated British Foods, but initiated a switch from both Next and TUI into Tesco at the end of June, given the latter’s superior and more predictable upside potential.

•	The Fund’s holding in Ireland’s Ryanair was also a notable detractor from results. The airline continues to be held with conviction given its strong market position as the lowest cost base in Europe. In addition, we believe it has an extremely attractive valuation, both in absolute terms and relative to its history.

[1]	For a detailed commentary on the market environment in general during the reporting period, see page 3-4.

UBS International Equity Relationship Fund

•	Sector allocation was modestly negative for performance overall. The Fund’s overweight position in consumer discretionary was a particular detractor as the sector was one of the weakest in the market.

Portfolio highlights

Taking advantage of recent market volatility, a number of trades were made in the UK. Notably, a new holding was initiated in Tesco, we added to the Fund’s positions in Associated British Foods and Lloyds Banking Group, and at the end of June, sales were initiated in Next and TUI (finalized after period-end).

•	We introduced a holding in Tesco, the largest UK food retailer that also has some overseas operations. The food retailing sector has been a very competitive space in the last five to six years due, in part, to excessive historic space openings and competition from heavy discounters. As the number one food retailer in the UK, Tesco has been one of the big losers and has taken a long time to adapt to the new environment. With new management, there have been signs that Tesco’s UK restructuring is beginning to bear fruit. Moreover, the company continues to sell off generally unsuccessful ex-US stores. Following the recent Brexit vote, the pound is likely to be weak for some time and food price inflation is likely to return in the UK. Such an environment has historically been very positive for food retailers. In addition, we believe Tesco’s valuation remains compelling.

•	The Fund has held Associated British Foods, a quality low-end apparel retailer, for some time. This has allowed the Fund to get exposure to one of the few global apparel retailers that still has considerable potential to grow its international footprint, especially in Europe and the US. Its shares fell significantly post-Brexit as investors were concerned about the possibility of a UK recession. While we share this concern, we added to the position as we believe the share price decline was too great, as it fell substantially below our estimate of intrinsic value. It also ignores the fact that the company is likely to benefit from a more value-conscious UK consumer, which could lead to market share gains.

•	We continue to have conviction in Lloyds Banking Group, believing it to be on track to achieve return on equity (“RoE”) of 14% to 15% by 2017 after several years of successful balance sheet restructuring, business streamlining and dealing with regulatory changes. Lloyds Banking Group has scale advantage from its dominant market share in UK retail banking and is one of the best capitalized banks in Europe. We increased our position in the company in June, as we believe that its ability to achieve and sustain solid RoE and increase shareholder returns (including both dividends and share buybacks) over the next few years is not fully reflected in the share price.

•	Following recent results from Next, we had become concerned that a significant growth driver of company earnings in recent years—namely store credit card sales—was going to be much more challenging to attain in the future due to new consumer legislation. While the company has a good franchise, the apparel market place in the UK is a difficult space to operate in—as is the case in the US—with only a few likely winners (e.g. low- end players). Brexit is only going to make it even more challenging for consumer-facing businesses and we initiated sales of this holding.

•	TUI is a holiday tour operator with a good business franchise in both the UK and Germany. However, following a number of terrorist events in the last year, tourism spending is down in Europe. Moreover, Brexit fears and a very weak pound is likely to significantly curtail the UK outbound travel market in 2016/2017. We initiated sales of this holding as we felt there were better ways to make money in the consumer sector over the next 12 months.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended June 30, 2016 (unaudited)

	6 months	1 year	5 years	10 years
UBS International Equity Relationship Fund	(4.81)%	(12.83)%	0.91%	1.55%
MSCI World Free ex USA Index (net)[1]	(2.98)%	(9.84)%	1.23%	1.63%

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)

As of June 30, 2016

Percentage of net assets
Roche Holding AG	3.5%
KDDI Corp.	3.1
Sony Corp.	2.6
Unilever NV CVA	2.5
Royal Dutch Shell PLC, Class A	2.5
AIA Group Ltd.	2.5
BP PLC	2.2
Toronto-Dominion Bank	2.2
Fresenius SE & Co. KGaA	2.2
Imperial Brands PLC	2.2
Total	25.5%

Top five issuer breakdown by country or territory of origin (unaudited)

As of June 30, 2016

Percentage of net assets
Japan	24.7%
United Kingdom	19.4
Germany	8.5
Netherlands	6.0
Canada	5.5
Total	64.1%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Common stocks
Aerospace & defense	0.62%
Airlines	2.97
Auto components	1.96
Automobiles	3.06
Banks	10.60
Beverages	2.04
Biotechnology	2.55
Capital markets	0.98
Chemicals	3.02
Construction materials	1.19
Diversified financial services	4.21
Diversified telecommunication services	2.62
Electric utilities	0.87
Electrical equipment	2.72
Electronic equipment, instruments & components	0.94
Food & staples retailing	0.31
Food products	2.75
Health care providers & services	2.20
Hotels, restaurants & leisure	1.99
Household durables	2.58
Industrial conglomerates	1.74
Insurance	4.15
Life sciences tools & services	0.98
Machinery	2.97
Marine	0.84
Media	1.53
Metals & mining	3.24
Multiline retail	0.14
Oil, gas & consumable fuels	8.93
Personal products	2.54
Pharmaceuticals	3.46
Real estate investment trust (REIT)	1.87
Real estate management & development	1.25
Semiconductors & semiconductor equipment	2.83
Software	1.57
Specialty retail	1.37
Tobacco	2.20
Trading companies & distributors	1.61
Wireless telecommunication services	4.48
Total common stocks	97.88%

Short-term investment	1.24
Investment of cash collateral from securities loaned	0.57
Total investments	99.69%

Cash and other assets, less liabilities	0.31
Net assets	100.00%

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks: 97.88%
Australia: 1.87%
Westfield Corp., REIT	97,942	$786,737

Austria: 1.15%
Erste Group Bank AG*	21,230	483,364

Canada: 5.46%
Husky Energy, Inc.*	42,989	524,739
Suncor Energy, Inc.[1]	30,616	849,319
Toronto-Dominion Bank	21,545	925,203

Total Canada common stocks		2,299,261

China: 5.08%
AIA Group Ltd.	172,645	1,038,240
Jardine Matheson Holdings Ltd.	12,500	730,796
Power Assets Holdings Ltd.	40,000	367,781

Total China common stocks		2,136,817

Denmark: 2.01%
AP Moeller - Maersk A/S, Class B	269	351,355
Danske Bank A/S	18,743	493,323

Total Denmark common stocks		844,678

Finland: 1.68%
Sampo Oyj, Class A	17,341	709,183

France: 3.98%
Danone SA	8,223	575,467
Renault SA	7,256	547,810
Schneider Electric SE	9,466	552,253

Total France common stocks		1,675,530

Germany: 8.51%
Deutsche Telekom AG	35,395	603,565
Fresenius SE & Co. KGaA	12,575	923,980
HeidelbergCement AG	6,654	501,260
KION Group AG	11,176	541,678
MTU Aero Engines AG	2,803	261,878
thyssenkrupp AG	29,166	586,247
TUI AG	14,355	163,388

Total Germany common stocks		3,581,996

Ireland: 4.36%
ICON PLC*	5,900	413,059
Ryanair Holdings PLC ADR	8,287	576,278
Shire PLC	13,653	843,790

Total Ireland common stocks		1,833,127

Israel: 1.57%
Check Point Software Technologies Ltd.*	8,300	661,344

Italy: 2.83%
Autogrill SpA	46,803	378,387
Banca Mediolanum SpA	60,889	417,914
Intesa Sanpaolo SpA	206,366	393,068

Total Italy common stocks		1,189,369

	Shares	Value
Japan: 24.73%
ABC-Mart, Inc.	8,600	$577,161
Alps Electric Co., Ltd.	20,800	395,165
Hino Motors Ltd.	45,400	452,182
Inpex Corp.	51,700	404,325
Japan Airlines Co., Ltd.	21,000	675,625
KDDI Corp.	43,000	1,307,619
Matsui Securities Co., Ltd.	49,900	412,718
Mitsui Fudosan Co., Ltd.	23,000	527,868
Nidec Corp.	7,800	593,760
ORIX Corp.	56,300	728,548
Shin-Etsu Chemical Co., Ltd.	11,100	650,332
Sony Corp.	36,900	1,087,147
Sumitomo Electric Industries Ltd.	37,900	501,623
THK Co., Ltd.	14,900	253,962
Tokyo Electron Ltd.	9,200	777,480
Toyota Industries Corp.	8,100	322,055
Toyota Motor Corp.	15,000	739,478

Total Japan common stocks		10,407,048

Macao: 0.70%
Sands China Ltd.	87,600	296,431

Netherlands: 6.01%
Heineken NV	9,364	858,883
Koninklijke DSM NV	10,778	621,788
Royal Dutch Shell PLC, Class A	38,109	1,046,670

Total Netherlands common stocks		2,527,341

Norway: 1.19%
Telenor ASA	30,219	500,216

Spain: 3.38%
Banco Bilbao Vizcaya Argentaria SA	67,459	386,503
Banco Santander SA	101,871	395,329
Mediaset Espana Comunicacion SA	56,719	640,279

Total Spain common stocks		1,422,111

Switzerland: 4.01%
Actelion Ltd.*	1,369	230,536
Roche Holding AG	5,518	1,456,089

Total Switzerland common stocks		1,686,625

United Kingdom: 19.36%
ARM Holdings PLC	27,098	411,611
Ashtead Group PLC	47,335	676,130
Associated British Foods PLC	16,016	583,597
BP PLC	159,373	932,893
HSBC Holdings PLC	119,649	741,292
Imperial Brands PLC	17,036	923,910
Lloyds Banking Group PLC	887,873	643,078
London Stock Exchange Group PLC	18,414	625,679
Next PLC	879	58,081
Rio Tinto Ltd.	8,468	292,913
Rio Tinto PLC	15,418	478,984
Tesco PLC*	55,280	129,830

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
Unilever NV CVA	22,930	$1,070,890
Vodafone Group PLC	189,811	578,707

Total United Kingdom common stocks		8,147,595
Total common stocks (cost $42,183,118 )		41,188,773

Short-term investment: 1.24%
Investment company: 1.24%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $521,540)	521,540	521,540

	Shares	Value
Investment of cash collateral from securities loaned: 0.57%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $241,920)	241,920	$241,920
Total investments: 99.69% (cost $42,946,578)		41,952,233

Cash and other assets, less liabilities: 0.31%		129,567
Net assets: 100.00%		$42,081,800

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,519,645
Gross unrealized depreciation	(5,513,990)

Net unrealized depreciation of investments	$(994,345)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin on page 29.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
BB	EUR	90,000	USD	101,613	09/20/16	$1,447
BB	JPY	33,866,502	EUR	295,000	09/20/16	(519)
JPMCB	CAD	275,000	USD	214,742	09/20/16	1,852
JPMCB	CHF	120,000	USD	124,895	09/20/16	1,448
JPMCB	DKK	1,100,000	USD	167,357	09/20/16	2,742
JPMCB	EUR	460,000	USD	520,178	09/20/16	8,219
JPMCB	GBP	1,195,000	USD	1,701,066	09/20/16	109,013
JPMCB	HKD	8,690,000	USD	1,120,478	09/20/16	(718)
JPMCB	ILS	1,630,000	USD	422,214	09/20/16	(916)
JPMCB	JPY	94,100,000	USD	891,049	09/20/16	(22,652)
JPMCB	NOK	2,330,000	USD	282,200	09/20/16	3,825
JPMCB	USD	302,433	AUD	410,000	09/20/16	2,472
JPMCB	USD	1,522,025	CAD	1,945,000	09/20/16	(16,312)
JPMCB	USD	165,417	EUR	150,000	09/20/16	1,526
JPMCB	USD	1,065,972	SEK	8,780,000	09/20/16	(24,646)
JPMCB	USD	522,367	SGD	710,000	09/20/16	4,257
Net unrealized appreciation on forward foreign currency contracts						$71,038

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$—	$3,949,942	$37,238,831	$—	$41,188,773
Short-term investment	—	—	521,540	—	521,540
Investment of cash collateral from securities loaned	—	—	241,920	—	241,920
Forward foreign currency contracts	—	—	136,801	—	136,801
Total	$—	$3,949,942	$38,139,092	$—	$42,089,034

Liabilities
Forward foreign currency contracts	$—	$—	$(65,763)	$—	$(65,763)

[a]	In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, $37,238,831 of foreign investments were classified within Level 2 of the fair value hierarchy pursuant to the Portfolio’s fair valuation procedures for foreign portfolio holdings.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at June 30, 2016.

The table below details the Fund’s investment in a fund advised by the same Advisor as the Fund.

Security description	Value 12/31/2015	Purchases during the six months ended 06/30/2016	Sales during the six months ended 06/30/2016	Value 06/30/2016	Net income earned from affiliate for the six months ended 06/30/2016
UBS Private Money Market Fund LLC[b]	$273,714	$19,213,553	$19,487,267	$—	$1,929

[b]	The Advisor earned a management fee from this affiliated fund. Please see the Notes to financial statements for further information.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the six months ended June 30, 2016, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 1.66%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 3.74%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund lagged the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked:

•	Digital Realty Trust was the largest positive contributor to performance during the six-month period. The real estate investment trust (REIT) has enjoyed improved return on invested capital and is well-placed to benefit from the growing worldwide demand for data centers. Digital Realty has aggressively strengthened its portfolio through new developments and acquisitions, particularly in the higher-margin overseas markets. In addition, the REIT should benefit from increased occupancy levels as older contracts expire and are replaced with higher-rent leases.

•	Several stock selection decisions contributed positively to Fund performance.

–	Dolby Laboratories made a strong contribution to relative returns. The stock rose following the announcement that a Chinese movie theater chain would launch 100 locations over the next five years utilizing the company’s premium Dolby Cinema line. The offering features a highly vivid laser projection system, as well as speaker technology that can generate sound anywhere in the theater.

–	Heartware International was a top contributor during the reporting period. The company was purchased by Medtronic at a large premium to its stock price. The Heartware Ventricular Assist Device (HVAD) System offered great strategic value to a large established company in the cardiology space. We sold the stock at a large premium following the purchase offer from Medtronic.

•	Several of the Fund’s energy holdings benefited from the increase in oil prices from their low point in January 2016. The Fund has been positioned in mid cap exploration and production energy names, which should benefit from higher oil prices.

–	Despite recent price appreciation, the valuation of SM Energy is an outlier relative to its peers. If the company’s testing in the Bakken formation proves successful, it could nearly double the company’s drilling inventory in that region. We believe the Upper Eagle Ford zone should materially increase SM’s inventory of well locations in the area and should present greater upside potential coming out of the oil price cycle.

–	The new management team at McDermott International has expertise in subsea, deep water and North America (Gulf of Mexico) drilling. We believe the team will execute well on a turnaround plan. Poorly priced contracts continue to roll off and the current backlog with low operating margins should clear. Management has put processes in place to raise operating margins over time to industry norms of 10% to 15%.

–	Oasis Petroleum made a positive contribution to Fund returns during the six months. Though some investors doubt the company’s prospects, we believe Oasis has a good balance sheet and average quality acreage. There is room for greatly improved well completion strategies in the Bakken region, which should boost shares further. And we expect the threshold for profitable growth to be lower in the future than it is now.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS U.S. Equity Alpha Relationship Fund

What didn’t work:

•	As the health care sector struggled during the period, our slight overweight and stock selection hindered Fund returns. The sector came under pressure from uncertainty about potential future regulation of prices, lowering the multiples for health care stocks.

–	Alnylam Pharmaceuticals detracted from relative performance as biotechnology stocks experienced an indiscriminate selloff in the face of increasing risk aversion among investors. The company’s ribonucleic acid interference (RNAi) technology has the potential to effectively silence disease-causing genes. While it is still in the early stages of development, there have been significant value-creating advances over the past two years. (For details, see “Portfolio highlights.”)

–	Shares of Impax Laboratories declined on negative sentiment surrounding other specialty pharmaceutical names. There have been no fundamental events to warrant the price movement. Over the long term, we view Impax as a logical acquisition target for a larger specialty pharma player with an interest in neurology and complex generics.

–	Termination of the Allergan acquisition by Pfizer delivered a blow to sentiment. However, Allergan retains an enviable portfolio of durable assets, recently launched products and pipeline opportunities. We believe the company offers superior growth prospects relative to other large cap pharmas. The pending sale of Allergan’s generics division to Teva Pharmaceuticals should provide opportunities to further reduce operating expenses while simultaneously eliminating nearly all of the company’s debt.

•	Certain individual stock positions made a negative contribution to Fund returns.

–	While Cobalt International Energy detracted during the six months, we believe the company is well-positioned from an asset value perspective. Investors are concerned about whether the company’s sale of assets in Angola will take place. As oil prices stabilize, that sale should be de-risked. The company should be able to meet near-term capital plans even without the Angola sale.

–	United Continental Holdings experienced price weakness following the company’s decision to deploy cash toward the purchase of additional airplanes at an attractive price. While investors were looking for a quicker return of cash to shareholders, the purchase made sound economic sense. We believe the company’s and industry’s focus on return on invested capital will reduce capacity problems going forward.

Portfolio highlights

•	Philip Morris is a leading player in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company’s cash flows and its returns to shareholders. Philip Morris’s regulatory and consumption risk is well-diversified across 180 markets around the globe. The company has proven its ability to accurately model demand for its products in spite of the complexities surrounding regulation, taxation and demographics.

•	Mondelez International manufactures and markets snack food and beverages including cookies, crackers, chocolate, gum, candy, coffee, powdered beverages, and various cheese and grocery products. Cookies and chocolate are experiencing strong category growth in developing markets. We believe Mondelez is well-positioned to benefit from its geographic exposure and strong operations in the BRICS countries (Brazil, Russia, India, China and South Africa) and in next-wave markets like Indonesia and the Middle East. In addition, we see potential for restructuring in the company’s developed markets business, which represents an attractive opportunity to improve profit margins.

•	PepsiCo is a worldwide food and beverage company with a product portfolio that includes more than 20 billion-dollar brands. Our research indicates that the market is mispricing the relative attractiveness of PepsiCo’s Frito-Lay business in developed and developing countries, and we see potential for improved pricing in the carbonated soft drink category to offer further upside on the stock.

UBS U.S. Equity Alpha Relationship Fund

•	Eli Lilly & Co. develops and manufactures pharmaceutical products worldwide. A series of recent product approvals and pending new product submissions should allow the company to improve margins and drive meaningful earnings growth over the next five years. In addition, several key readouts are expected from Lilly’s pipeline over the next 12 to 24 months that could drive further earnings growth, even before considering several potentially transformational Alzheimer’s programs. Finally, we believe the market underappreciates the company’s broad diabetes portfolio, which will cover all key therapeutic areas once one of its basal insulin products reaches the market.

•	Alnylam Pharmaceuticals is a biotechnology company developing a unique platform technology based on RNA interference (RNAi) science. We believe the value of Alnylam’s platform technology will rise substantially as scientists continue to discover disease-causing genes at an increasing rate.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2016 (unaudited)

	6 months	1 year	5 years	10 years
UBS U.S. Equity Alpha Relationship Fund	1.66%	(4.78)%	11.64%	6.81%
Russell 1000 Index[1]	3.74%	2.93%	11.88%	7.51%

[1]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)1

As of June 30, 2016

Percentage of net assets
Philip Morris International, Inc.	4.8%
Mondelez International, Inc., Class A	4.1
Eli Lilly & Co.	3.1
PepsiCo, Inc.	3.1
Amazon.com, Inc.	3.1
UnitedHealth Group, Inc.	2.7
Facebook, Inc., Class A	2.6
JPMorgan Chase & Co.	2.5
Walt Disney Co.	2.5
Aon PLC	2.5
Total	31.0%

[1]	Only long positions are considered for top ten holdings.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Common stocks
Aerospace & defense	1.60%
Airlines	1.25
Auto components	1.19
Automobiles	1.78
Banks	6.42
Beverages	3.08
Biotechnology	3.62
Capital markets	1.22
Chemicals	1.50
Communications equipment	0.85
Consumer finance	1.60
Electronic equipment, instruments & components	3.76
Energy equipment & services	3.22
Food & staples retailing	2.22
Food products	4.06
Health care providers & services	4.09
Hotels, restaurants & leisure	1.77
Household durables	1.39
Industrial conglomerates	2.51
Insurance	7.08
Internet & catalog retail	4.28
Internet software & services	3.72
IT services	1.82
Life sciences tools & services	1.49
Machinery	2.51
Media	6.69
Oil, gas & consumable fuels	5.75
Pharmaceuticals	12.13
Real estate investment trust (REIT)	4.06
Road & rail	3.52
Semiconductors & semiconductor equipment	10.17
Software	3.68
Specialty retail	1.26
Technology hardware, storage & peripherals	1.93
Tobacco	4.79
Wireless telecommunication services	1.22
Total common stocks	123.23%

Short-term investment	0.49
Total investments before investments sold short	123.72%

Investments sold short
Common stocks
Aerospace & defense	(0.36)%
Beverages	(1.19)
Biotechnology	(2.30)
Capital markets	(0.73)
Commercial services & supplies	(1.71)
Communications equipment	(0.90)
Electronic equipment, instruments & components	(1.49)
Energy equipment & services	(0.13)
Food products	(1.31)
Health care equipment & supplies	(2.69)
Health care providers & services	(0.85)
Hotels, restaurants & leisure	(1.70)
Household products	(0.45)
Insurance	(0.85)
Internet software & services	(0.56)
IT services	(1.21)
Life sciences tools & services	(1.67)
Media	(0.30)
Oil, gas & consumable fuels	(0.86)
Personal products	(0.39)
Pharmaceuticals	(0.89)
Real estate investment trust (REIT)	(0.21)
Semiconductors & semiconductor equipment	(1.17)
Software	(0.94)
Specialty retail	(0.42)
Technology hardware, storage & peripherals	(0.29)
Textiles, apparel & luxury goods	(0.59)
Total investments sold short	(26.16)%

Total investments, net of investments sold short	97.56
Cash and other assets, less liabilities	2.44
Net assets	100.00%

UBS U.S. Equity Alpha Relationship Fund

Portfolio of Investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks: 123.23%
Aerospace & defense: 1.60%
United Technologies Corp.[1]	30,226	$3,099,676

Airlines: 1.25%
United Continental Holdings, Inc.*	59,150	2,427,516

Auto components: 1.19%
Delphi Automotive PLC	36,700	2,297,420

Automobiles: 1.78%
General Motors Co.[1]	121,998	3,452,543

Banks: 6.42%
Fifth Third Bancorp[1]	115,600	2,033,404
JPMorgan Chase & Co.[1]	79,261	4,925,278
US Bancorp[1]	85,375	3,443,174
Wells Fargo & Co.[1]	42,830	2,027,144

		12,429,000

Beverages: 3.08%
PepsiCo, Inc.[1]	56,336	5,968,236

Biotechnology: 3.62%
Alnylam Pharmaceuticals, Inc.*,1	35,868	1,990,315
Atara Biotherapeutics, Inc.*,1	49,333	1,110,486
Lexicon Pharmaceuticals, Inc.*,1	257,503	3,695,168
TG Therapeutics, Inc.*,1	34,552	209,385

		7,005,354

Capital markets: 1.22%
Morgan Stanley[1]	91,193	2,369,194

Chemicals: 1.50%
Dow Chemical Co.	58,277	2,896,950

Communications equipment: 0.85%
Arista Networks, Inc.*,1	25,393	1,634,801

Consumer finance: 1.60%
American Express Co.[1]	51,017	3,099,793

Electronic equipment, instruments & components: 3.76%
CDW Corp.[1]	61,199	2,452,856
Dolby Laboratories, Inc., Class A1	62,031	2,968,183
Jabil Circuit, Inc.[1]	100,059	1,848,090

		7,269,129

Energy equipment & services: 3.22%
Halliburton Co.[1]	66,153	2,996,069
McDermott International, Inc.*,1	399,625	1,974,148
Noble Corp. PLC[1]	153,300	1,263,192

		6,233,409

Food & staples retailing: 2.22%
Walgreens Boots Alliance, Inc.[1]	51,646	4,300,562

Food products: 4.06%
Mondelez International, Inc., Class A1	172,434	7,847,471

	Shares	Value
Health care providers & services: 4.09%
Envision Healthcare Holdings, Inc.*,1	102,898	$2,610,522
UnitedHealth Group, Inc.[1]	37,504	5,295,565

		7,906,087

Hotels, restaurants & leisure: 1.77%
Yum! Brands, Inc.[1]	41,254	3,420,782

Household durables: 1.39%
Lennar Corp., Class A1	58,427	2,693,485

Industrial conglomerates: 2.51%
General Electric Co.[1]	154,530	4,864,604

Insurance: 7.08%
Aflac, Inc.[1]	46,372	3,346,204
Aon PLC[1]	44,700	4,882,581
Lincoln National Corp.[1]	63,743	2,471,316
MetLife, Inc.[1]	75,211	2,995,654

		13,695,755

Internet & catalog retail: 4.28%
Amazon.com, Inc.*,1	8,218	5,880,965
Expedia, Inc.[1]	22,504	2,392,175

		8,273,140

Internet software & services: 3.72%
Cornerstone OnDemand, Inc.*,1	54,759	2,084,127
Facebook, Inc., Class A*,1	44,703	5,108,659

		7,192,786

IT services: 1.82%
Visa, Inc., Class A1	47,426	3,517,587

Life sciences tools & services: 1.49%
Bio-Rad Laboratories, Inc., Class A*,1	20,175	2,885,429

Machinery: 2.51%
Caterpillar, Inc.[1]	48,697	3,691,720
Colfax Corp.*,1	44,094	1,166,727

		4,858,447

Media: 6.69%
CBS Corp. (Non-Voting), Class B1	68,933	3,752,713
Time Warner, Inc.[1]	58,294	4,286,941
Walt Disney Co.[1]	50,181	4,908,705

		12,948,359

Oil, gas & consumable fuels: 5.75%
Cobalt International Energy, Inc.*,1	405,675	543,605
EOG Resources, Inc.[1]	39,794	3,319,615
Gulfport Energy Corp.*,1	64,615	2,019,865
Laredo Petroleum, Inc.*,1	158,294	1,658,921
Oasis Petroleum, Inc.*,1	194,994	1,821,244
SM Energy Co.[1]	65,104	1,757,808

		11,121,058

UBS U.S. Equity Alpha Relationship Fund

Portfolio of Investments

June 30, 2016 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Pharmaceuticals: 12.13%
Allergan PLC*,1	18,261	$4,219,934
Catalent, Inc.*,1	119,369	2,744,293
Eli Lilly & Co.[1]	76,614	6,033,353
Impax Laboratories, Inc.*,1	77,097	2,221,936
Mallinckrodt PLC*,1	47,358	2,878,419
Medicines Co.*,1	76,602	2,576,125
Teva Pharmaceutical Industries Ltd. ADR	55,700	2,797,811

		23,471,871

Real estate investment trust (REIT): 4.06%
Digital Realty Trust, Inc.[1]	40,100	4,370,499
Simon Property Group, Inc.[1]	16,100	3,492,090

		7,862,589

Road & rail: 3.52%
Norfolk Southern Corp.[1]	27,137	2,310,173
Union Pacific Corp.[1]	51,579	4,500,268

		6,810,441

Semiconductors & semiconductor equipment: 10.17%
Broadcom Ltd.[1]	23,535	3,657,339
Lam Research Corp.[1]	24,612	2,068,885
Maxim Integrated Products, Inc.[1]	67,325	2,402,829
Micron Technology, Inc.*,1	261,483	3,598,006
NXP Semiconductors NV*,1	21,258	1,665,352
ON Semiconductor Corp.*,1	202,180	1,783,228
Qorvo, Inc.*,1	36,225	2,001,793
Skyworks Solutions, Inc.[1]	39,437	2,495,573

		19,673,005

Software: 3.68%
Check Point Software Technologies Ltd.*,1	41,721	3,324,329
VMware, Inc., Class A*,1	66,164	3,785,904

		7,110,233

Specialty retail: 1.26%
Best Buy Co., Inc.[1]	79,458	2,431,415

Technology hardware, storage & peripherals: 1.93%
Western Digital Corp.[1]	78,934	3,730,421

Tobacco: 4.79%
Philip Morris International, Inc.[1]	91,044	9,260,996

Wireless telecommunication services: 1.22%
T-Mobile US, Inc.*,1	54,745	2,368,816
Total common stocks (cost $220,532,409)		238,428,360

	Shares	Value
Short-term investment: 0.49%
Investment company: 0.49%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $949,145)	949,145	$949,145
Total investments before investments sold short: 123.72% (cost $221,481,554)		239,377,505

Investments sold short: (26.16)%
Common stocks: (26.16)%
Aerospace & defense: (0.36)%
Northrop Grumman Corp.	(3,144)	(698,848)

Beverages: (1.19)%
Constellation Brands, Inc., Class A	(8,815)	(1,458,001)
Dr. Pepper Snapple Group, Inc.	(8,673)	(838,072)

		(2,296,073)

Biotechnology: (2.30)%
Celgene Corp.	(11,371)	(1,121,522)
Intrexon Corp.	(24,636)	(606,292)
Ligand Pharmaceuticals, Inc.	(9,553)	(1,139,386)
OPKO Health, Inc.	(86,517)	(808,069)
United Therapeutics Corp.	(7,351)	(778,618)

		(4,453,887)

Capital markets: (0.73)%
Charles Schwab Corp.	(55,944)	(1,415,943)

Commercial services & supplies: (1.71)%
Healthcare Services Group, Inc.	(59,566)	(2,464,841)
Stericycle, Inc.	(8,073)	(840,561)

		(3,305,402)

Communications equipment: (0.90)%
Juniper Networks, Inc.	(43,507)	(978,472)
Polycom, Inc.	(67,371)	(757,924)

		(1,736,396)

Electronic equipment, instruments & components: (1.49)%
Flextronics International Ltd.	(70,400)	(830,720)
Ingram Micro, Inc., Class A	(30,838)	(1,072,546)
Tech Data Corp.	(13,701)	(984,417)

		(2,887,683)

Energy equipment & services: (0.13)%
FMC Technologies, Inc.	(9,619)	(256,539)

Food products: (1.31)%
Campbell Soup Co.	(21,885)	(1,456,009)
McCormick & Co. Inc. (Non-voting)	(10,053)	(1,072,354)

		(2,528,363)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of Investments

June 30, 2016 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Health care equipment & supplies: (2.69)%
Abaxis, Inc.	(17,992)	$(849,762)
Cynosure, Inc., Class A	(18,347)	(892,490)
DENTSPLY SIRONA, Inc.	(14,310)	(887,792)
IDEXX Laboratories, Inc.	(10,939)	(1,015,796)
STERIS PLC	(9,700)	(666,875)
Zeltiq Aesthetics, Inc.	(32,989)	(901,589)

		(5,214,304)

Health care providers & services: (0.85)%
MEDNAX, Inc.	(12,341)	(893,859)
Patterson Cos., Inc.	(15,531)	(743,779)

		(1,637,638)

Hotels, restaurants & leisure: (1.70)%
Choice Hotels International, Inc.	(34,319)	(1,634,271)
Hyatt Hotels Corp., Class A	(19,142)	(940,638)
Wendy’s Co.	(74,264)	(714,419)

		(3,289,328)

Household products: (0.45)%
Clorox Co.	(6,375)	(882,236)

Insurance: (0.85)%
American International Group, Inc.	(31,180)	(1,649,110)

Internet software & services: (0.56)%
Akamai Technologies, Inc.	(10,998)	(615,118)
Rackspace Hosting, Inc.	(22,301)	(465,199)

		(1,080,317)

IT services: (1.21)%
Cognizant Technology Solutions Corp., Class A	(16,942)	(969,760)
Fidelity National Information Services, Inc.	(9,990)	(736,063)
Xerox Corp.	(66,983)	(635,669)

		(2,341,492)

Life sciences tools & services: (1.67)%
Mettler-Toledo International, Inc.	(4,213)	(1,537,408)
PerkinElmer, Inc.	(16,847)	(883,120)
Thermo Fisher Scientific, Inc.	(5,480)	(809,725)

		(3,230,253)

Media: (0.30)%
Gannett Co., Inc.	(42,211)	(582,934)

	Shares	Value
Oil, gas & consumable fuels: (0.86)%
Spectra Energy Corp.	(18,483)	$(677,032)
Tesoro Corp.	(7,225)	(541,297)
Valero Energy Corp.	(8,671)	(442,221)

		(1,660,550)

Personal products: (0.39)%
Coty, Inc., Class A	(28,959)	(752,644)

Pharmaceuticals: (0.89)%
AbbVie, Inc.	(20,366)	(1,260,859)
Concordia International Corp.	(21,851)	(470,694)

		(1,731,553)

Real estate investment trust (REIT): (0.21)%
Equity Residential	(5,800)	(399,504)

Semiconductors & semiconductor equipment: (1.17)%
Linear Technology Corp.	(14,924)	(694,414)
NVIDIA Corp.	(33,229)	(1,562,095)

		(2,256,509)

Software: (0.94)%
Red Hat, Inc.	(11,983)	(869,966)
Synopsys, Inc.	(17,414)	(941,749)

		(1,811,715)

Specialty retail: (0.42)%
American Eagle Outfitters, Inc.	(50,663)	(807,062)

Technology hardware, storage & peripherals: (0.29)%
Diebold, Inc.	(22,462)	(557,731)

Textiles, apparel & luxury goods: (0.59)%
Under Armour, Inc., Class C	(29,917)	(1,144,574)
Total investments sold short (proceeds $40,891,636)		(50,608,588)

Total investments, net of investments sold short: 97.56%		188,768,917

Cash and other assets, less liabilities—2.44%		4,712,107
Net assets—100.00%		$193,481,024

UBS U.S. Equity Alpha Relationship Fund

Portfolio of Investments

June 30, 2016 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$35,437,571
Gross unrealized depreciation	(17,541,620)

Net unrealized appreciation of investments	$17,895,951

For a listing of defined acronyms, counterparty abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin below.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$—	$238,428,360	$—	$—	$238,428,360
Short-term investment	—	—	949,145	—	949,145
Total	$—	$238,428,360	$949,145	$—	$239,377,505

Liabilities
Common stocks sold short	$—	$(50,608,588)	$—	$—	$(50,608,588)

[a]	In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	All or a portion of these securities have been delivered to cover open short positions.

See accompanying notes to financial statements.

UBS Global Corporate Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2016, UBS Global Corporate Bond Relationship Fund (the “Fund”) returned 6.90%. For comparison purposes, the Barclays Global Aggregate-Corporate Index (Hedged in USD) (the “Index”), returned 6.53%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index during the reporting period, partially due to our exposure to the energy sector, issue selection to commodity-related issuers and being long duration in Europe.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked:

•	The Fund’s exposure to the energy sector was positive for results. The Fund’s energy exposure was beneficial for performance during the reporting period, as commodity prices, including oil, moved higher and spreads in the sector narrowed.

•	Security selection of commodity-related credits was additive for performance. In particular, the Fund’s allocations to Freeport McMoRan, Transocean, Petrobras and Teck Resources contributed to returns.

•	Having a long duration in Europe was rewarded as interest rates moved lower over the period.

What didn’t work:

•	Short duration positions in the US and UK detracted from performance as interest rates in both countries declined over the reporting period.

•	Credit allocation to Europe and US was negative for results. An underweight to US corporates was a headwind for returns as their spreads narrowed over the period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2016. The views and opinions in the letter were current as of August 15, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended June 30, 2016 (unaudited)

	6 months	1 year	5 years	Inception¹
UBS Global Corporate Bond Relationship Fund	6.90%	6.63%	4.82%	5.25%
Barclays Global Aggregate—Corporate Index (Hedged in USD)[2]	6.53%	7.06%	5.43%	5.63%

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Global Aggregate—Corporate Index (Hedged in USD) is an unmanaged sub-index of the Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed, asset-backed and commercial mortgage-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of June 30, 2016

Percentage of net assets
JPMorgan Chase & Co., 3.200%, due 01/25/23	1.6%
Citigroup, Inc., 3.875%, due 10/25/23	0.9
Verizon Communications, Inc., 6.550%, due 09/15/43	0.8
Deutsche Bank AG, 2.850%, due 05/10/19	0.8
Morgan Stanley, 2.375%, due 07/23/19	0.8
Goldman Sachs Group, Inc., 1.375%, due 07/26/22	0.7
Time Warner Cable, Inc., 5.000%, due 02/01/20	0.7
NBCUniversal Media LLC, 4.375%, due 04/01/21	0.7
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17	0.7
Wachovia Corp., 5.750%, due 02/01/18	0.7
Total	8.4%

Top five issuer breakdown by country or territory of origin (unaudited)

As of June 30, 2016

Percentage of net assets
United States	45.9%
United Kingdom	12.3
Netherlands	7.9
Australia	6.3
France	3.8
Total	76.2%

Industry diversification (unaudited)

As a percentage of net assets as of June 30, 2016

Bonds
Corporate bonds
Aerospace & defense	0.14%
Air freight & logistics	0.29
Airlines	0.16
Automobiles	0.19
Banks	19.40
Beverages	1.97
Biotechnology	1.00
Capital markets	4.63
Chemicals	1.03
Communications equipment	0.35
Construction & engineering	1.07
Consumer finance	1.78
Diversified financial services	4.03
Diversified telecommunication services	4.71
Electric utilities	5.27
Energy equipment & services	1.41
Food & staples retailing	0.66
Food products	1.10
Gas utilities	1.51
Health care equipment & supplies	0.79
Health care providers & services	0.81
Hotels, restaurants & leisure	0.29
Independent power and renewable electricity producers	0.36
Industrial conglomerates	0.97
Insurance	10.12
Internet software & services	0.26
IT services	0.25
Life sciences tools & services	0.19
Machinery	0.38
Marine	0.37
Media	3.39
Metals & mining	1.60
Multiline retail	0.13
Multi-utilities	1.26
Oil, gas & consumable fuels	10.39
Pharmaceuticals	1.94
Real estate investment trust (REIT)	1.54
Real estate management & development	0.28
Road & rail	1.13
Software	0.61
Specialty retail	0.42
Technology hardware, storage & peripherals	1.77
Tobacco	2.27
Transportation infrastructure	1.36
Water utilities	1.07
Wireless telecommunication services	1.34
Total corporate bonds	95.99%
Total bonds	95.99%

Short-term investment	2.09
Total investments	98.08%

Cash and other assets, less liabilities	1.92
Net assets	100.00%

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds: 95.99%
Corporate bonds: 95.99%
Australia: 6.30%
Adani Abbot Point Terminal Pty Ltd., 5.750%, due 11/01/18[1]	AUD 705,000	$499,830
APT Pipelines Ltd., 4.200%, due 03/23/25[2]	$ 320,000	328,371
Aurizon Network Pty Ltd., 2.000%, due 09/18/24[1]	EUR 250,000	273,109
Australia & New Zealand Banking Group Ltd., 4.500%, due 03/19/24[1]	$ 200,000	208,606
Australia Pacific Airports Melbourne Pty Ltd., 1.750%, due 10/15/24[1]	EUR 200,000	238,020
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43	$ 105,000	121,451
Commonwealth Bank of Australia, 1.125%, due 03/13/17	250,000	250,196
2.250%, due 03/16/17[2]	250,000	252,318
National Australia Bank Ltd., 2.000%, due 11/12/24[1,3]	EUR 175,000	194,593
2.750%, due 03/09/17	$ 250,000	252,910
Origin Energy Finance Ltd., 2.500%, due 10/23/20[1]	EUR 435,000	493,585
5.450%, due 10/14/21[1]	$ 155,000	161,534
QBE Insurance Group Ltd., 2.400%, due 05/01/18[1]	200,000	201,682
6.750%, due 12/02/44[1,3]	300,000	321,000
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR 205,000	229,865
Scentre Group Trust 1, 1.500%, due 07/16/20[1]	150,000	173,922
Scentre Group Trust 1 / Scentre Group Trust 2, 1.375%, due 03/22/23[1]	200,000	231,026
SGSP Australia Assets Pty Ltd., 2.000%, due 06/30/22[1]	130,000	152,480
Suncorp-Metway Ltd., 1.700%, due 03/28/17[1]	$ 185,000	185,683
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]	135,000	153,641
Transurban Finance Co. Pty Ltd., 1.875%, due 09/16/24	EUR 150,000	$173,649

Total Australia corporate bonds		5,097,471

Belgium: 0.37%
AG Insurance SA, 3.500%, due 06/30/47[1,3]	300,000	300,465

Bermuda: 0.34%
Bacardi Ltd., 2.750%, due 07/03/23[1]	225,000	276,871

	Face amount	Value
Brazil: 0.59%
Petrobras Global Finance BV, 3.250%, due 04/01/19[1]	EUR 260,000	$268,698
Vale SA, 5.625%, due 09/11/42	$ 255,000	207,543

Total Brazil corporate bonds		476,241

Canada: 2.38%
Bank of Montreal, 6.020%, due 05/02/18	CAD 250,000	209,898
Bank of Nova Scotia, 4.100%, due 06/08/17	275,000	218,829
Bell Canada, 4.750%, due 09/29/44	60,000	50,136
Canadian Imperial Bank of Commerce, 1.350%, due 07/18/16	$ 70,000	70,024
Canadian Natural Resources Ltd., 3.900%, due 02/01/25	80,000	79,263
Nexen Energy ULC, 6.400%, due 05/15/37	205,000	257,019
Royal Bank of Canada, 2.980%, due 05/07/19[1]	CAD 250,000	201,883
Suncor Energy, Inc., 6.500%, due 06/15/38	$ 235,000	303,684
TELUS Corp., 3.750%, due 01/17/25	CAD 85,000	70,290
Thomson Reuters Corp., 1.300%, due 02/23/17	$ 170,000	170,029
Yamana Gold, Inc., 4.950%, due 07/15/24	300,000	295,140

Total Canada corporate bonds		1,926,195

Cayman Islands: 1.47%
Hutchison Whampoa International 09 Ltd., 7.625%, due 04/09/19[1]	200,000	231,250
Noble Holding International Ltd., 6.950%, due 04/01/25	160,000	$127,600
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR 250,000	283,908
Tencent Holdings Ltd., 3.375%, due 05/02/19[1]	$ 200,000	206,566
Thames Water Utilities Cayman Finance Ltd., 5.375%, due 07/21/25[3]	GBP 95,000	130,263
Yorkshire Water Services Bradford Finance Ltd., 6.000%, due 04/24/25[3]	150,000	206,037

Total Cayman Islands corporate bonds		1,185,624

China: 0.40%
AIA Group Ltd., 1.750%, due 03/13/18[1]	$ 320,000	320,800

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Czech Republic: 0.26%
NET4GAS sro, 2.500%, due 07/28/21[1]	EUR 180,000	$209,737

Denmark: 0.58%
AP Moeller - Maersk A/S, 3.375%, due 08/28/19[1]	245,000	298,062
DONG Energy A/S, 3.000%, due 11/06/15[1,3,4]	155,000	168,838

Total Denmark corporate bonds		466,900

Finland: 0.76%
Elenia Finance Oyj, 2.875%, due 12/17/20[1]	175,000	209,735
SATO Oyj, 2.375%, due 03/24/21[1]	100,000	114,045
Teollisuuden Voima Oyj, 2.500%, due 03/17/21[1]	150,000	169,327
4.625%, due 02/04/19[1]	100,000	120,425

Total Finland corporate bonds		613,532

France: 3.81%
Arkema SA, 1.500%, due 01/20/25[1]	100,000	115,568
AXA SA, 3.375%, due 07/06/47[1,3]	250,000	275,230
6.667%, due 07/06/16[3,5]	GBP 215,000	286,219
Banque Federative du Credit Mutuel SA, 3.000%, due 09/11/25[1]	EUR 100,000	117,161
BNP Paribas SA, 2.700%, due 08/20/18	$ 195,000	$199,755
2.875%, due 03/20/26[1,3]	EUR 110,000	124,925
Credit Logement SA, 0.888%, due 09/16/16[1,3,5]	150,000	125,226
Electricite de France SA, 5.625%, due 01/22/24[1,3,5]	$ 300,000	285,750
6.950%, due 01/26/39[2]	115,000	153,551
Engie SA, 4.750%, due 07/10/21[1,3,5]	EUR 200,000	244,700
Orange SA, 5.875%, due 02/07/22[1,3,5]	GBP 100,000	135,855
Societe Des Autoroutes Paris-Rhin-Rhone, 2.250%, due 01/16/20[1]	EUR 200,000	238,058
Total Capital International SA, 1.550%, due 06/28/17	$ 470,000	472,448
TOTAL SA, 2.625%, due 02/26/25[1,3,5]	EUR 185,000	190,230
Transport et Infrastructures Gaz France SA, 2.200%, due 08/05/25[1]	100,000	120,888

Total France corporate bonds		3,085,564

	Face amount	Value
Germany: 1.69%
Allianz SE, 4.750%, due 10/24/23[1,3,5]	EUR 100,000	$118,391
alstria office REIT-AG, 2.250%, due 03/24/21[1]	400,000	467,847
Deutsche Bank AG, 2.850%, due 05/10/19	$ 640,000	640,619
RWE AG, 2.750%, due 04/21/75[1,3]	EUR 150,000	141,973

Total Germany corporate bonds		1,368,830

Guernsey: 0.35%
Credit Suisse Group Guernsey I Ltd., 7.875%, due 02/24/41[1,3]	$ 285,000	285,356

Ireland: 1.84%
Cloverie PLC for Zurich Insurance Co., Ltd., 1.750%, due 09/16/24[1]	EUR 100,000	118,683
GE Capital International Funding Co., Unlimited Co., 2.342%, due 11/15/20[2]	$ 347,000	$358,673
4.418%, due 11/15/35[2]	400,000	448,711
Perrigo Co. PLC, 4.000%, due 11/15/23	200,000	206,142
PGH Capital Ltd., 5.750%, due 07/07/21[1]	GBP 100,000	139,062
XL Group PLC, 4.450%, due 03/31/25	$ 110,000	111,055
5.250%, due 12/15/43	100,000	108,168

Total Ireland corporate bonds		1,490,494

Israel: 0.05%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	42,000	44,394

Italy: 1.47%
2i Rete Gas SpA, 1.125%, due 01/02/20[1]	EUR 150,000	171,319
Autostrade per l’Italia SpA, 1.125%, due 11/04/21[1]	150,000	173,022
CDP Reti SpA, 1.875%, due 05/29/22[1]	165,000	190,552
Intesa Sanpaolo SpA, 3.875%, due 01/16/18	$ 200,000	205,200
4.375%, due 10/15/19[1]	EUR 100,000	123,751
Snam SpA, 3.875%, due 03/19/18[1]	175,000	207,002
UniCredit SpA, 3.250%, due 01/14/21[1]	100,000	120,893

Total Italy corporate bonds		1,191,739

Japan: 0.70%
Bank of Tokyo-Mitsubishi UFJ Ltd., 2.350%, due 09/08/19[1]	$ 200,000	204,534

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Japan—(Concluded)
Mitsubishi UFJ Financial Group, Inc., 2.950%, due 03/01/21	$ 200,000	$207,169
Sumitomo Mitsui Financial Group, Inc., 2.934%, due 03/09/21	145,000	151,145

Total Japan corporate bonds		562,848

Jersey, Channel Islands: 0.86%
AA Bond Co., Ltd., 4.720%, due 07/31/18[1]	GBP 100,000	137,537
Gatwick Funding Ltd., 5.250%, due 01/23/24[1]	100,000	159,539
Heathrow Funding Ltd., 4.600%, due 02/15/18[1]	EUR 235,000	279,496
HSBC Bank Capital Funding Sterling 2 LP, 5.862%, due 04/07/20[3,5]	GBP 90,000	122,209

Total Jersey, Channel Islands corporate bonds		698,781

Luxembourg: 0.30%
Belfius Financing Co., 1.288%, due 02/09/17[3]	185,000	245,050

Mexico: 0.41%
America Movil SAB de CV, 5.000%, due 03/30/20	$ 165,000	182,490
Series A, 5.125%, due 09/06/73[1,3]	EUR 125,000	145,655

Total Mexico corporate bonds		328,145

Netherlands: 7.87%
ABN AMRO Bank NV, 2.875%, due 06/30/25[1,3]	100,000	113,319
4.875%, due 01/16/19[1]	GBP 125,000	181,880
6.250%, due 09/13/22[1,3]	$ 350,000	364,003
Achmea BV, 2.500%, due 11/19/20[1]	EUR 365,000	443,189
4.250%, due 02/04/25[1,3]	150,000	145,526
Allianz Finance II BV, 4.375%, due 02/17/17[3,5]	165,000	185,079
BAT International Finance PLC, 2.375%, due 01/19/23[1]	290,000	354,758
Bharti Airtel International Netherlands BV, 4.000%, due 12/10/18[1]	280,000	332,869
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[1]	185,000	219,597
Cooperatieve Rabobank UA, 1.700%, due 03/19/18	$ 265,000	267,330
2.500%, due 05/26/26[1,3]	EUR 285,000	321,583
5.500%, due 06/29/20[1,3],5	330,000	348,822

	Face amount	Value
Deutsche Telekom International Finance BV, 6.500%, due 04/08/22	GBP 96,000	$161,436
E.ON International Finance BV, 6.650%, due 04/30/38[2]	$ 60,000	71,685
EDP Finance BV, 2.000%, due 04/22/25[1]	EUR 170,000	187,045
Heineken NV, 2.125%, due 08/04/20[1]	215,000	256,955
LYB International Finance BV, 5.250%, due 07/15/43	$110,000	120,360
Nomura Europe Finance NV, 1.500%, due 05/12/21[1]	EUR 100,000	113,841
Redexis Gas Finance BV, 1.875%, due 04/27/27[1]	220,000	232,858
2.750%, due 04/08/21[1]	195,000	237,147
Ren Finance BV, 2.500%, due 02/12/25[1]	175,000	205,141
4.750%, due 10/16/20[1]	100,000	129,135
Shell International Finance BV, 1.250%, due 11/10/17	$ 290,000	290,798
4.375%, due 05/11/45	310,000	336,102
Siemens Financieringsmaatschappij NV, 5.125%, due 02/20/17	EUR 160,000	183,490
6.125%, due 09/14/66[3]	GBP 127,000	169,835
Swiss Reinsurance Co. via ELM BV, 2.600%, due 09/01/25[1,3],5	EUR 155,000	156,964
TenneT Holding BV, 6.655%, due 06/01/17[3,5]	105,000	121,892
Vonovia Finance BV, 4.000%, due 12/17/21[1,3],5	100,000	112,362

Total Netherlands corporate bonds		6,365,001

Norway: 0.67%
DNB Bank ASA, 3.200%, due 04/03/17[2]	$ 200,000	203,041
Statoil ASA, 3.125%, due 08/17/17	175,000	179,181
4.800%, due 11/08/43	135,000	157,446

Total Norway corporate bonds		539,668

Portugal: 0.15%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18[1]	EUR 100,000	117,231

Singapore: 0.26%
United Overseas Bank Ltd., 3.750%, due 09/19/24[3]	$ 200,000	$206,721

Spain: 1.81%
Aigues de Barcelona Finance SAU, 1.944%, due 09/15/21[1]	EUR 170,000	191,844
Canal de Isabel II Gestion SA, 1.680%, due 02/26/25[1]	100,000	112,671

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Spain—(Concluded)
Santander Consumer Finance SA, 0.900%, due 02/18/20[1]	EUR 300,000	$332,505
Santander International Debt SAU, 1.375%, due 03/25/17[1]	300,000	336,062
Santander Issuances SAU, 3.250%, due 04/04/26[1]	100,000	107,390
Telefonica Emisiones SAU, 4.710%, due 01/20/20[1]	300,000	384,002

Total Spain corporate bonds		1,464,474

Sweden: 1.23%
Nordea Bank AB, 1.875%, due 11/10/25[1,3]	120,000	134,210
PGE Sweden AB, 1.625%, due 06/09/19[1]	100,000	113,059
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]	$ 210,000	235,237
5.250%, due 03/01/21[1,3],5	325,000	307,206
Swedbank Hypotek AB, 2.375%, due 04/05/17[1]	200,000	201,924

Total Sweden corporate bonds		991,636

Switzerland: 0.66%
Credit Suisse AG, 3.000%, due 10/29/21	300,000	307,325
Demeter Investments BV for Swiss Life AG, 4.375%, due 06/16/25[1,3],5	EUR 215,000	228,225

Total Switzerland corporate bonds		535,550

United Kingdom: 12.29%
Anglian Water Services Financing PLC, 4.500%, due 02/22/26[1]	GBP 150,000	228,135
Aon PLC, 2.875%, due 05/14/26	EUR 100,000	118,384
4.750%, due 05/15/45	$ 195,000	209,317
Arqiva Financing PLC, 4.040%, due 06/30/20[1]	GBP 175,000	242,110
4.882%, due 12/31/32[1]	150,000	218,447
Aviva PLC, 5.125%, due 06/04/50[1,3]	245,000	300,758
Barclays Bank PLC, 2.250%, due 05/10/17[2]	$ 200,000	202,034
4.375%, due 09/11/24	200,000	193,438
6.625%, due 03/30/22[1]	EUR 100,000	130,581
BP Capital Markets PLC, 1.375%, due 05/10/18	155,000	155,228
2.750%, due 05/10/23	115,000	116,205
British Telecommunications PLC, 0.625%, due 03/10/21[1]	150,000	167,287
8.500%, due 12/07/16[1]	GBP 145,000	198,909

	Face amount	Value
BUPA Finance PLC, 3.375%, due 06/17/21[1]	GBP 100,000	$140,234
6.125%, due 09/16/20[3,5]	120,000	166,619
Centrica PLC, 5.250%, due 04/10/75[1,3]	150,000	188,205
Diageo Capital PLC, 3.875%, due 04/29/43	$ 120,000	125,944
EE Finance PLC, 4.375%, due 03/28/19[1]	GBP 125,000	179,340
GlaxoSmithKline Capital PLC, 1.500%, due 05/08/17	$ 50,000	50,254
1.500%, due 05/08/17	170,000	170,864
HSBC Holdings PLC, 5.100%, due 04/05/21	355,000	391,749
Imperial Brands Finance PLC, 2.050%, due 02/11/18[2]	200,000	201,786
2.950%, due 07/21/20[2]	200,000	205,975
9.000%, due 02/17/22[1]	GBP 100,000	180,145
Liverpool Victoria Friendly Society Ltd., 6.500%, due 05/22/43[1,3]	300,000	381,042
Lloyds Bank PLC, 1.375%, due 09/08/22[1]	EUR 400,000	453,117
11.875%, due 12/16/21[1,3]	170,000	197,111
National Grid Electricity Transmission PLC, 4.000%, due 06/08/27[1]	GBP 150,000	233,573
Nationwide Building Society, 2.250%, due 04/29/22[1]	110,000	149,573
Northern Gas Networks Finance PLC, 5.875%, due 07/08/19	100,000	150,938
Prudential PLC, 1.375%, due 01/19/18[1]	235,000	313,781
5.000%, due 07/20/55[1,3]	100,000	120,339
Royal Bank of Scotland PLC, 6.934%, due 04/09/18	EUR 130,000	155,809
Santander UK PLC, 4.000%, due 03/13/24	$ 185,000	198,709
Scottish Widows Ltd., 5.500%, due 06/16/23[1]	GBP 150,000	205,306
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]	$ 350,000	348,767
Sky PLC, 2.500%, due 09/15/26[1]	EUR 180,000	212,687
SSE PLC, 3.875%, due 09/10/20[1,3],5	GBP 150,000	189,882
Standard Chartered PLC, 4.000%, due 07/12/22[1,3]	$ 385,000	387,479
State Grid Europe Development 2014 PLC, Series A, 1.500%, due 01/26/22[1]	EUR 125,000	141,146
Tesco PLC, 6.125%, due 02/24/22	GBP 50,000	72,714

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37	GBP 170,000	$300,449
Vodafone Group PLC, 1.250%, due 08/25/21[1]	EUR 210,000	240,045
Wales & West Utilities Finance PLC, 5.125%, due 12/02/16[1]	GBP 290,000	392,116
6.750%, due 12/17/36[3]	60,000	88,148
Western Power Distribution West Midlands PLC, 5.750%, due 04/16/32[1]	100,000	179,430
WPP Finance 2010, 3.750%, due 09/19/24	$ 150,000	158,597
WPP Finance 2013, 0.430%, due 03/23/18[1]	EUR 170,000	189,192

Total United Kingdom corporate bonds		9,941,898

United States: 45.87%
21st Century Fox America, Inc., 6.200%, due 12/15/34	$ 285,000	357,521
ABB Finance USA, Inc., 2.875%, due 05/08/22	195,000	203,178
AbbVie, Inc., 2.900%, due 11/06/22	310,000	316,124
4.400%, due 11/06/42	120,000	122,358
Actavis Funding SCS, 1.300%, due 06/15/17	85,000	84,856
3.450%, due 03/15/22	195,000	202,586
4.750%, due 03/15/45	155,000	162,312
Aetna, Inc., 3.500%, due 11/15/24	210,000	221,651
Albemarle Corp., 1.875%, due 12/08/21[1]	EUR 280,000	320,631
Altria Group, Inc., 4.250%, due 08/09/42	$ 450,000	491,658
American Airlines Pass Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22	99,427	100,421
American Express Credit Corp., 1.300%, due 07/29/16	125,000	125,058
2.375%, due 05/26/20	90,000	92,091
American International Group, Inc., 3.375%, due 08/15/20	255,000	267,563
3.875%, due 01/15/35	130,000	124,540
4.500%, due 07/16/44	110,000	106,490
Amgen, Inc., 1.250%, due 02/25/22	EUR 100,000	114,655
Anadarko Petroleum Corp., 3.450%, due 07/15/24	$ 105,000	102,676
4.850%, due 03/15/21	90,000	95,465
6.375%, due 09/15/17	57,000	59,996

	Face amount	Value
Apache Corp., 4.750%, due 04/15/43	$ 315,000	$324,050
Apple, Inc., 1.300%, due 02/23/18	90,000	90,612
AT&T, Inc., 3.000%, due 02/15/22	160,000	163,190
4.750%, due 05/15/46	230,000	235,738
5.000%, due 03/01/21	340,000	380,753
5.550%, due 08/15/41	220,000	246,744
Bank of America Corp., 1.375%, due 09/10/21[1]	EUR 285,000	328,723
3.875%, due 08/01/25	$ 485,000	516,209
5.875%, due 02/07/42	130,000	164,041
BB&T Corp., 1.600%, due 08/15/17	120,000	120,650
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18	120,000	120,755
Berkshire Hathaway, Inc., 1.300%, due 03/15/24	EUR 170,000	195,519
3.125%, due 03/15/26	$ 170,000	178,345
Biogen, Inc., 4.050%, due 09/15/25	240,000	258,472
Burlington Northern Santa Fe LLC, 3.000%, due 03/15/23	225,000	236,709
5.400%, due 06/01/41	135,000	167,383
Caterpillar, Inc., 4.750%, due 05/15/64	135,000	149,221
CF Industries, Inc., 5.150%, due 03/15/34	165,000	161,175
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, due 07/23/22[2]	180,000	193,801
Chevron Corp., 2.355%, due 12/05/22	155,000	157,644
Cisco Systems, Inc., 1.400%, due 02/28/18	95,000	95,860
Citigroup, Inc., 0.379%, due 05/31/17[3]	EUR 260,000	287,970
3.875%, due 10/25/23	$ 700,000	751,248
4.600%, due 03/09/26	95,000	100,462
Coca-Cola Co., 1.800%, due 09/01/16	290,000	290,533
1.875%, due 09/22/26	EUR 100,000	122,025
Comcast Corp., 4.750%, due 03/01/44	$ 75,000	87,513
ConocoPhillips Co., 2.200%, due 05/15/20	295,000	297,922
4.200%, due 03/15/21	145,000	156,612
CVS Health Corp., 5.125%, due 07/20/45	220,000	272,735
Daimler Finance North America LLC, 2.450%, due 05/18/20[2]	150,000	154,370

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, due 08/10/22	$ 24,950	$28,992
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 3.480%, due 06/01/19[2]	280,000	286,835
4.420%, due 06/15/21[2]	340,000	349,454
5.450%, due 06/15/23[2]	360,000	373,293
8.350%, due 07/15/46[2]	310,000	334,025
Duke Energy Corp., 3.050%, due 08/15/22	205,000	213,040
Enable Midstream Partners LP, 3.900%, due 05/15/24	170,000	151,589
Energy Transfer Partners LP, 6.050%, due 06/01/41	230,000	225,171
Enterprise Products Operating LLC, 4.850%, due 03/15/44	155,000	163,770
5.200%, due 09/01/20	120,000	135,022
ERAC USA Finance LLC, 5.625%, due 03/15/42[2]	120,000	145,583
ERP Operating LP, 3.375%, due 06/01/25	190,000	200,499
Exelon Corp., 3.400%, due 04/15/26	150,000	156,850
Express Scripts Holding Co., 2.250%, due 06/15/19	190,000	193,228
Exxon Mobil Corp., 3.567%, due 03/06/45	95,000	98,251
4.114%, due 03/01/46	90,000	101,295
FedEx Corp., 1.625%, due 01/11/27	EUR 150,000	169,318
3.250%, due 04/01/26	$ 60,000	62,514
Fifth Third Bank, 2.875%, due 10/01/21	300,000	309,902
Five Corners Funding Trust, 4.419%, due 11/15/23[2]	165,000	178,145
Ford Motor Credit Co. LLC, 3.000%, due 06/12/17	555,000	562,893
Freeport-McMoRan, Inc., 3.550%, due 03/01/22	290,000	255,200
3.875%, due 03/15/23	235,000	205,625
General Electric Co., 1.875%, due 05/28/27	EUR 110,000	134,994
4.125%, due 10/09/42	$ 115,000	126,581
4.375%, due 09/16/20	85,000	94,677
Series A, 6.750%, due 03/15/32	140,000	196,573
General Motors Financial Co., Inc., 3.500%, due 07/10/19	195,000	$201,775
Georgia Power Co., 5.400%, due 06/01/40	135,000	167,551

	Face amount	Value
Gilead Sciences, Inc., 2.050%, due 04/01/19	$ 105,000	$107,529
3.650%, due 03/01/26	30,000	32,641
4.750%, due 03/01/46	105,000	119,224
4.800%, due 04/01/44	155,000	175,171
Glencore Funding LLC, 2.500%, due 01/15/19[2]	115,000	110,544
3.125%, due 04/29/19[2]	105,000	102,375
Goldman Sachs Group, Inc., 1.375%, due 07/26/22[1]	EUR 525,000	597,251
2.625%, due 04/25/21	$ 135,000	136,922
5.150%, due 05/22/45	155,000	161,521
Halliburton Co., 3.800%, due 11/15/25	85,000	88,356
5.000%, due 11/15/45	105,000	114,472
Hartford Financial Services Group, Inc., 4.300%, due 04/15/43	160,000	159,927
HCP, Inc., 3.875%, due 08/15/24	175,000	176,046
Illinois Tool Works, Inc., 1.250%, due 05/22/23	EUR 140,000	161,799
International Business Machines Corp., 3.375%, due 08/01/23	$ 185,000	200,717
JPMorgan Chase & Co., 3.200%, due 01/25/23	1,260,000	1,306,513
3.875%, due 09/10/24	100,000	103,463
Juniper Networks, Inc., 4.500%, due 03/15/24	175,000	185,436
Kellogg Co., 1.875%, due 11/17/16	155,000	155,609
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21	120,000	127,093
5.000%, due 03/01/43	255,000	241,581
Kinder Morgan, Inc., 5.625%, due 11/15/23[2]	100,000	107,152
Kraft Heinz Foods Co., 4.875%, due 02/15/25[2]	175,000	191,964
5.000%, due 06/04/42	190,000	218,292
Liberty Mutual Group, Inc., 2.750%, due 05/04/26[1]	EUR 110,000	124,620
4.250%, due 06/15/23[2]	$ 335,000	355,985
Lincoln National Corp., 4.200%, due 03/15/22	370,000	396,898
Lowe’s Cos., Inc., 4.250%, due 09/15/44	185,000	205,956
Marathon Oil Corp., 3.850%, due 06/01/25	150,000	137,874
Marathon Petroleum Corp., 3.625%, due 09/15/24	195,000	191,575
McDonald’s Corp., 1.000%, due 11/15/23[1]	EUR 100,000	113,171
2.750%, due 12/09/20	$ 120,000	125,293

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Medtronic, Inc., 3.150%, due 03/15/22	$ 205,000	$218,797
4.625%, due 03/15/45	90,000	105,907
Mellon Capital III, 6.369%, due 09/05/66[3]	GBP 350,000	464,773
Merck & Co., Inc., 1.875%, due 10/15/26	EUR 100,000	122,750
3.700%, due 02/10/45	$ 85,000	89,345
Metropolitan Life Global Funding I, 1.250%, due 09/17/21[1]	EUR 425,000	487,557
Microsoft Corp., 3.500%, due 11/15/42	$ 145,000	143,017
Molson Coors Brewing Co., 3.000%, due 07/15/26	80,000	79,965
Mondelez International, Inc., 2.375%, due 01/26/21	EUR 270,000	324,113
Monongahela Power Co., 5.400%, due 12/15/43[2]	$ 100,000	125,598
Monsanto Co., 4.200%, due 07/15/34	115,000	115,248
Morgan Stanley, 2.375%, due 07/23/19	620,000	630,229
2.500%, due 04/21/21	220,000	222,325
2.650%, due 01/27/20	235,000	238,895
4.350%, due 09/08/26	175,000	183,166
6.375%, due 07/24/42	85,000	114,729
NBCUniversal Media LLC, 4.375%, due 04/01/21	515,000	577,152
Occidental Petroleum Corp., 4.625%, due 06/15/45	105,000	117,172
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32	85,000	118,365
Oracle Corp., 2.400%, due 09/15/23	350,000	351,662
Pacific Gas & Electric Co., 6.050%, due 03/01/34	170,000	226,615
PacifiCorp, 6.000%, due 01/15/39	205,000	277,298
Petroleos Mexicanos, 5.500%, due 02/24/25[1]	EUR 180,000	219,231
Philip Morris International, Inc., 4.250%, due 11/10/44	$ 190,000	208,841
Phillips 66, 4.650%, due 11/15/34	90,000	95,990
Phillips 66 Partners LP, 4.680%, due 02/15/45	85,000	78,520
Plains All American Pipeline LP / PAA Finance Corp., 5.000%, due 02/01/21	70,000	73,882
PNC Funding Corp., 2.700%, due 09/19/16	160,000	160,368

	Face amount	Value
PPL Capital Funding, Inc., 4.700%, due 06/01/43	$ 110,000	$119,537
Reynolds American, Inc., 4.450%, due 06/12/25	100,000	111,731
5.700%, due 08/15/35	70,000	85,240
SABMiller Holdings, Inc., 3.750%, due 01/15/22[2]	210,000	225,198
Schlumberger Holdings Corp., 3.000%, due 12/21/20[2]	145,000	151,244
Sempra Energy, 6.000%, due 10/15/39	165,000	207,067
Southern Co., 3.250%, due 07/01/26	205,000	213,116
4.400%, due 07/01/46	180,000	193,626
Southwestern Electric Power Co., 6.200%, due 03/15/40	230,000	286,559
SunTrust Banks, Inc., 1.350%, due 02/15/17	310,000	310,373
2.350%, due 11/01/18	210,000	213,578
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[2]	75,000	78,258
Target Corp., 3.625%, due 04/15/46	100,000	102,615
Teachers Insurance & Annuity Association of America, 4.900%, due 09/15/44[2]	155,000	172,207
Thermo Fisher Scientific, Inc., 2.400%, due 02/01/19	150,000	152,609
Time Warner Cable, Inc., 4.500%, due 09/15/42	135,000	125,900
5.000%, due 02/01/20	535,000	581,561
Time Warner, Inc., 2.950%, due 07/15/26	90,000	90,728
Transocean, Inc., 6.500%, due 11/15/20	610,000	542,107
6.800%, due 03/15/38	175,000	114,187
Union Pacific Corp., 4.050%, due 11/15/45	85,000	92,122
United Technologies Corp., 1.250%, due 05/22/23	EUR 100,000	115,015
UnitedHealth Group, Inc., 2.700%, due 07/15/20	$ 100,000	104,161
US Bank NA, 1.350%, due 01/26/18	270,000	271,009
Valero Energy Corp., 6.625%, due 06/15/37	210,000	229,721
Verizon Communications, Inc., 2.625%, due 02/21/20	515,000	532,686
3.000%, due 11/01/21	135,000	141,552
4.500%, due 09/15/20	130,000	144,341
6.550%, due 09/15/43	480,000	645,522
Wachovia Corp., 5.750%, due 02/01/18	525,000	561,871
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/24	175,000	185,492

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Williams Partners LP, 4.300%, due 03/04/24	$ 190,000	$178,815
Xcel Energy, Inc., 4.800%, due 09/15/41	100,000	115,003
Zimmer Biomet Holdings, Inc., 3.150%, due 04/01/22	145,000	148,666
4.450%, due 08/15/45	160,000	162,938
Total United States corporate bonds		37,112,294
Virgin Islands, British: 0.25%
CNPC General Capital Ltd., 3.400%, due 04/16/23[1]	200,000	204,713
Total corporate bonds (cost $78,774,433)		77,654,223
Total bonds (cost $78,774,433)		$77,654,223

	Shares	Value
Short-term investment: 2.09%
Investment company: 2.09%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,694,141)	1,694,141	1,694,141
Total investments: 98.08% (cost $80,468,574)		$79,348,364

Cash and other assets, less liabilities—1.92%		1,552,916
Net assets—100.00%		$80,901,280

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,343,447
Gross unrealized depreciation	(2,463,657)

Net unrealized depreciation of investments	$(1,120,210)

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 54. Portfolio footnotes begin on page 52.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD	570,000	USD	410,962	07/06/16	$(14,128)
JPMCB	AUD	570,000	USD	423,375	08/03/16	(1,262)
JPMCB	CAD	2,360,000	USD	1,809,050	07/06/16	(17,654)
JPMCB	CAD	995,000	USD	766,236	08/03/16	(4,010)
JPMCB	EUR	455,000	USD	517,363	07/06/16	12,410
JPMCB	USD	423,815	AUD	570,000	07/06/16	1,275
JPMCB	USD	766,160	CAD	995,000	07/06/16	3,997
JPMCB	USD	1,063,293	CAD	1,365,000	07/06/16	(6,746)
JPMCB	USD	7,352,554	EUR	6,510,000	07/06/16	(127,840)
JPMCB	USD	2,929,451	GBP	2,025,000	07/06/16	(233,658)
MSC	EUR	19,025,000	USD	21,122,641	08/03/16	(13,405)
MSC	USD	21,100,416	EUR	19,025,000	07/06/16	13,284
SSB	EUR	25,080,000	USD	28,064,645	07/06/16	231,184
WBC	GBP	7,565,000	USD	11,094,080	07/06/16	1,023,131
WBC	GBP	5,540,000	USD	7,428,270	08/03/16	51,228
WBC	USD	7,426,780	GBP	5,540,000	07/06/16	(51,624)
Net unrealized appreciation on forward foreign currency contracts						$866,182

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 45 contracts (USD)	September 2016	$5,842,191	$5,984,297	$142,106
US Treasury futures sell contracts:
US Ultra Bond, 5 contracts (USD)	September 2016	(917,962)	(931,875)	(13,913)
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 9 contracts (CAD)	September 2016	1,005,615	1,031,278	25,663
Euro-Bund, 10 contracts (EUR)	September 2016	1,822,090	1,854,614	32,524
Interest rate futures sell contracts:
Long Gilt, 6 contracts (GBP)	September 2016	(994,096)	(1,026,314)	(32,218)
Net unrealized appreciation on futures contracts				$154,162

Credit default swaps on corporate issues-buy protection6

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments made by the Fund[8]	Upfront payments received	Value	Unrealized appreciation/ (depreciation)
BB	METRO AG bond, 3.375%, due 03/01/19	EUR	315,000	06/20/20	1.000%	$1,568	$609	$2,177
CITI	HSBC Bank PLC bond, 4.000%, due 01/15/21	EUR	75,000	03/20/20	1.000	1,853	(353)	1,500
JPMCB	Pfizer, Inc. bond, 4.650%, due 03/01/18	USD	930,000	06/20/20	1.000	28,941	(29,742)	(801)
						$32,362	$(29,486)	$2,876

Credit default swaps on corporate issues-sell protection9

Counterparty	Referenced obligation[7]	Notional amount		Termination date	Payments received by the Fund[8]	Upfront Payments (made)/ received	Value	Unrealized depreciation	Credit spread[10]
CITI	Glencore International AG bond, 6.500%, due 02/27/19	EUR	70,000	06/20/19	1.000%	$2,909	$(4,002)	$(1,093)	2.800%
CITI	Standard Chartered Bank PLC bond, 0.000%, due 10/15/14	EUR	75,000	03/20/20	1.000	(214)	(890)	(1,104)	1.300
GSI	Freeport-McMoRan, Inc. bond, 3.550%, due 03/01/22	USD	100,000	12/20/19	1.000	3,441	(9,733)	(6,292)	4.018
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	100,000	12/20/19	1.000	6,836	(14,000)	(7,164)	5.390
JPMCB	Teck Resources Ltd. bond, 3.150%, due 01/15/17	USD	235,000	03/20/20	1.000	14,081	(37,779)	(23,698)	5.766
						$27,053	$(66,404)	$(39,351)

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

Centrally cleared credit default swaps on credit indices-buy protection6

Referenced index[7]	Notional amount		Termination date	Payments made by the Fund[7]	Value	Unrealized appreciation
iTraxx Europe Series 25 Index	EUR	3,430,000	06/20/21	1.000%	$(37,047)	$7,352

The following is a summary of the fair valuations according to the inputs used as of June 30, 2016 in valuing the Fund’s investments:

Description	Investments measured at fair value using the net asset value per share (or its equivalent) practical expedient at 6/30/2016[a]	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$—	$77,654,223	$—	$77,654,223
Short-term investment	—	—	1,694,141	—	1,694,141
Forward foreign currency contracts	—	—	1,336,509	—	1,336,509
Futures contracts	—	200,293	—	—	200,293
Swap agreements, at value	—	—	609	—	609
Total	$—	$200,293	$80,685,482	$—	$80,885,775

Liabilities
Forward foreign currency contracts	$—	$—	$(470,327)	$—	$(470,327)
Futures contracts	—	(46,131)	—	—	(46,131)
Swap agreements, at value	—	—	(133,546)	—	(133,546)
Total	$—	$(46,131)	$(603,873)	$—	$(650,004)

[a]	In accordance with Accounting Standards Update No. 2015-07, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of investments.

At June 30, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

[1]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2016, the value of these securities amounted to $27,906,810 or 34.49% of net assets.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2016, the value of these securities amounted to $6,062,176 or 7.49% of net assets.
[3]	Variable or floating rate security — The interest rate shown is the current rate as of June 30, 2016 and changes periodically.
[4]	Security matures in 3015.
[5]	Perpetual investment. Date shown reflects the next call date.
[6]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index/obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2016 (unaudited)

[7]	Payments from/to the counterparty will be received/made upon the occurrence of bankruptcy and/or restructuring event with respect to the referenced index/obligation.
[8]	Payments made or received are based on the notional amount.
[9]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation.
[10]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

UBS Relationship Funds

See accompanying notes to financial statements.

Portfolio acronyms

ADR	American Depositary Receipt
CVA	Dutch Certification—Depository Certificate
ETF	Exchange Traded Fund
NVDR	Non-Voting Depository Receipt
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Counterparty abbreviations

BB	Barclays Bank PLC
CITI	Citibank NA
GSI	Goldman Sachs International
JPMCB	JPMorgan Chase Bank

MSC	Morgan Stanley & Co.
SSB	State Street Bank
WBC	Westpac Banking Corp.

Currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
ILS	Israel New Shekel
INR	Indian Rupee

JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar

UBS Relationship Funds

June 30, 2016 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2016 to June 30, 2016.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period January 1, 2016 to June 30, 2016.

UBS Relationship Funds

June 30, 2016 (unaudited)

	Beginning account value January 1, 2016	Ending account value June 30, 2016	Expenses paid during period* 01/01/16 - 06/30/16	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,007.20	$0.75	0.1500%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.12	0.75	0.1500
UBS-HALO Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,029.60	2.52	0.5000
Hypothetical (5% annual return before expenses)	1,000.00	1,022.38	2.51	0.5000
UBS International Equity Relationship Fund
Actual	1,000.00	951.90	1.21	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.62	1.26	0.2500
UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,016.60	4.34	0.8659
Hypothetical (5% annual return before expenses)	1,000.00	1,020.56	4.35	0.8659
UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,069.00	1.29	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.62	1.26	0.2500

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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UBS Relationship Funds

Financial statements

Statement of assets and liabilities

June 30, 2016 (unaudited)

UBS Global Securities Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$123,560,945
Affiliated issuers	22,123,054
Investments of cash collateral received from securities loaned[1]	3,985,280
Foreign currency	329,649
$149,998,928
Investments, at value:
Unaffiliated issuers	$123,164,296
Affiliated issuers	21,969,612
Investment of cash collateral received from securities loaned[1]	3,985,280
Foreign currency	325,182
Receivables:
Investment securities sold	830,157
Interest	67,521
Fund shares sold	947
Foreign tax reclaims	47,298
Due from Advisor	20,626
Dividends	47,716
Variation margin on futures contracts	546,432
Variation margin on centrally cleared swap agreements	—
Cash collateral for futures contracts	2,296,495
Cash collateral for securities sold short	—
Outstanding swap agreements, at value[2]	—
Unrealized appreciation on forward foreign currency contracts	306,502
Other assets	2,676
Total assets	153,610,740
Liabilities:
Payables:
Cash collateral from securities loaned	3,985,280
Investment securities purchased	722,187
Custody and fund accounting fees	13,336
Fund administration fee	15,000
Trustees’ fees	11,704
Dividend expense and security loan fees for securities sold short	—
Due to custodian	—
Due to broker	412,325
Accrued expenses	78,125
Accrued foreign capital gain taxes	13,100
Securities sold short, at value[2]	—
Outstanding swap agreements, at value[3]	—
Unrealized depreciation on forward foreign currency contracts	255,026
Total liabilities	5,506,083
Net assets	$148,104,657
Shares outstanding	3,352,410
Net asset value, offering and redemption proceeds per share[3]	$44.1786

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund, UBS-HALO Emerging Markets Equity Relationship Fund and UBS International Equity Relationship Fund as of June 30, 2016 were $5,527,969, $1,935,392 and $230,064, respectively.
[2]	Proceeds from securities sold short by UBS U.S. Equity Alpha Relationship Fund were $40,891,636.
[3]	Net upfront payments received by UBS Global Corporate Bond Relationship Fund were $59,415.

UBS Relationship Funds

Financial statements

UBS-HALO Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund	UBS Global Corporate Bond Relationship Fund

$59,254,668	$42,704,658	$221,481,554	$80,468,574
—	—	—	—
1,977,800	241,920	—	—
337,610	365,444	696,733	303,483
$61,570,078	$43,312,022	$222,178,287	$80,772,057

$60,031,196	$41,710,313	$239,377,505	$79,348,364
—	—	—	—
1,977,800	241,920	—	—
333,049	364,070	710,263	299,980

196,348	361,260	5,948,671	—
368	350	—	870,654
—	—	—	—
—	15,579	—	—
12,962	20,120	14,494	11,308
330,322	33,730	295,207	399
—	—	—	154,153
—	—	—	6,829
—	—	—	108,587
—	—	1,571,267	—
—	—	—	609
—	136,801	—	1,336,509
332	942	4,442	3,185
62,882,377	42,885,085	247,921,849	82,140,577

1,977,800	241,920	—	—
443,058	402,324	3,026,984	429,817
18,981	8,822	13,004	10,877
15,000	15,000	15,000	15,000
7,795	7,227	13,482	10,473
—	—	76,403	—
—	—	628,819	—
—	—	—	147,794
89,649	62,229	58,545	58,510
—	—	—	—
—	—	50,608,588	—
—	—	—	96,499
—	65,763	—	470,327
2,552,283	803,285	54,440,825	1,239,297
$60,330,094	$42,081,800	$193,481,024	$80,901,280
1,778,313	2,156,377	9,365,156	5,726,968
$33.9255	$19.5150	$20.6597	$14.1264

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of operations

For the six months ended June 30, 2016 (unaudited)

UBS Global Securities Relationship Fund
Investment income:
Dividends	$1,120,357
Interest	199,522
Securities lending[1]	35,843
Foreign tax withheld	(83,881)
Total income	1,271,841
Expenses:
Administration	45,000
Custodian and fund accounting	41,105
Professional services	78,022
Shareholder reports	2,479
Trustees	23,940
Insurance	4,626
Transfer agency and related service fees	9,774
Dividend expense and security loan fees for securities sold short	—
Other	16,347
Total operating expenses	221,293
Expenses reimbursed by Advisor	(113,695)
Net expenses	107,598
Net investment income	1,164,243
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,138,698)
Futures contracts	(1,031,794)
Securities sold short	—
Swap agreements	—
Forward foreign currency contracts	831,101
Foreign currency transactions	66,461
Net realized loss	(1,272,930)
Change in net unrealized appreciation (depreciation) on:
Investments	583,121
Futures contracts	558,776
Securities sold short	—
Swap agreements	—
Forward foreign currency contracts	(706)
Translation of other assets and liabilities denominated in foreign currency	(11,970)
Change in net unrealized appreciation (depreciation)	1,129,221
Net realized and unrealized gain (loss)	(143,709)
Net increase (decrease) in net assets resulting from operations	$1,020,534

[1]	Includes affiliated income from UBS Private Money Market Fund LLC of $7,520, $619, and $1,929 for UBS Global Securities Relationship Fund, UBS-HALO Emerging Markets Equity Relationship Fund and UBS International Equity Relationship Fund, respectively.

UBS Relationship Funds

Financial statements

UBS-HALO Emerging Markets Equity Relationship Fund	UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund	UBS Global Corporate Bond Relationship Fund

$653,433	$836,629	$2,588,453	$2,328
—	—	967	1,545,355
656	20,211	—	—
(50,212)	(103,771)	—	—
603,877	753,069	2,589,420	1,547,683

45,000	45,000	45,000	45,000
57,281	27,382	35,688	31,998
77,879	59,245	56,536	58,497
2,465	2,479	2,479	2,479
15,991	14,621	27,404	21,171
2,320	1,298	5,538	3,051
8,358	7,846	8,914	7,555
—	—	678,952	—
14,410	10,510	10,423	6,605
223,704	168,381	870,934	176,356
(81,805)	(116,201)	(82,737)	(46,445)
141,899	52,180	788,197	129,911
461,978	700,889	1,801,223	1,417,772

(1,291,275)	(1,424,525)	(3,882,131)	(1,251,481)
—	—	—	189,819
—	—	(867)	—
—	—	—	(71,161)
(22,802)	123,747	—	(89,817)
25,128	38,271	(6,330)	97,368
(1,288,949)	(1,262,507)	(3,889,328)	(1,125,272)

2,561,020	(1,586,056)	3,273,747	5,907,656
—	—	—	177,716
—	—	1,960,268	—
—	—	—	188,838
—	29,142	—	280,623
2,434	(3,778)	13,530	19,435
2,563,454	(1,560,692)	5,247,545	6,574,268
1,274,505	(2,823,199)	1,358,217	5,448,996
$1,736,483	$(2,122,310)	$3,159,440	$6,866,768

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of changes in net assets

	UBS Global Securities Relationship Fund		UBS-HALO Emerging Markets Equity Relationship Fund
	Six months ended June 30, 2016 (unaudited)	Year ended December 31, 2015	Six months ended June 30, 2016 (unaudited)	Year ended December 31, 2015
Operations:
Net investment income	$1,164,243	$2,329,876	$461,978	$1,366,400
Net realized gain (loss)	(1,272,930)	7,417,039	(1,288,949)	5,332,752
Change in net unrealized appreciation (depreciation)	1,129,221	(8,928,773)	2,563,454	1,064,006
Contributions from advisor	—	248,984	—	—
Net increase (decrease) in net assets from operations	1,020,534	1,067,126	1,736,483	7,763,158
Beneficial interest transactions:
Proceeds from shares sold	37,338	286,925	—	7,950,000
Cost of shares redeemed in-kind	—	—	—	(81,432,529)
Cost of shares redeemed	(733,440)	(99,315,616)	—	(82,987,533)
Transaction charges	—	—	—	619,071
Net increase (decrease) in net assets resulting from beneficial interest transactions	(696,102)	(99,028,691)	—	(155,850,991)
Increase (decrease) in net asset	324,432	(97,961,565)	1,736,483	(148,087,833)
Net assets, beginning of period	147,780,225	245,741,790	58,593,611	206,681,444
Net assets, end of period	$148,104,657	$147,780,225	$60,330,094	$58,593,611
Shares sold	878	6,433	—	227,099
Shares redeemed in-kind	—	—	—	(2,113,720)
Shares redeemed	(16,981)	(2,166,153)	—	(2,173,318)
Net increase (decrease) in shares outstanding	(16,103)	(2,159,720)	—	(4,059,939)

	UBS International Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
	Six months ended June 30, 2016 (unaudited)	Year ended December 31, 2015	Six months ended June 30, 2016 (unaudited)	For the Year ended December 31, 2015
Operations:
Net investment income	$700,889	$1,092,771	$1,801,223	$2,544,759
Net realized gain (loss)	(1,262,507)	810,857	(3,889,328)	35,936,936
Change in net unrealized appreciation (depreciation)	(1,560,692)	(4,448,539)	5,247,545	(38,445,930)
Contributions from advisor	—	49,735	—	—
Net increase (decrease) in net assets from operations	(2,122,310)	(2,495,176)	3,159,440	35,765
Beneficial interest transactions:
Proceeds from shares sold	—	—	—	—
Cost of shares redeemed	—	(4,000,000)	—	—
Net increase (decrease) in net assets resulting from beneficial interest transactions	—	(4,000,000)	—	—
Increase (decrease) in net asset	(2,122,310)	(6,495,176)	3,159,440	35,765
Net assets, beginning of period	44,204,110	50,699,286	190,321,584	190,285,819
Net assets, end of period	$42,081,800	$44,204,110	$193,481,024	$190,321,584
Shares sold	—	—	—	—
Shares redeemed	—	(178,773)	—	—
Net increase (decrease) in shares outstanding	—	(178,773)	—	—

UBS Relationship Funds

Financial statements

	UBS Global Corporate Bond Relationship Fund
	Six months ended June 30, 2016 (unaudited)	Year ended December 31, 2015
Operations:
Net investment income	$1,417,772	$2,977,966
Net realized gain (loss)	(1,125,272)	1,721,290
Change in net unrealized appreciation (depreciation)	6,574,268	(7,362,242)
Contributions from advisor	—	—
Net increase (decrease) in net assets from operations	6,866,768	(2,662,986)
Beneficial interest transactions:
Proceeds from shares sold	—	106,600,000
Cost of shares redeemed	(46,332,260)	(21,500,000)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(46,332,260)	85,100,000
Increase (decrease) in net asset	(39,465,492)	82,437,014
Net assets, beginning of period	120,366,772	37,929,758
Net assets, end of period	$80,901,280	$120,366,772
Shares sold	—	7,887,616
Shares redeemed	(3,381,574)	(1,610,815)
Net increase (decrease) in shares outstanding	(3,381,574)	6,276,801

See accompanying notes to financial statements.

UBS Relationship Funds

Financial statements

Statement of cash flows

For the six months ended June 30, 2016 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	$3,159,440
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(45,458,747)
Proceeds from disposition of investment securities	46,160,774
Covers of securities sold short	(14,091,103)
Proceeds from securities sold short	9,818,905
Sales of short-term investments, net	2,530,886
Net realized (gain)/loss on investments	3,882,131
Net realized (gain)/loss on securities sold short	867
Change in unrealized (appreciation)/depreciation on investments	(3,273,747)
Change in unrealized (appreciation)/depreciation on securities sold short	(1,960,268)
Decrease in due from Advisor	10,095
Decrease in dividends receivable	42,994
Increase in cash collateral for securities sold short	(790,885)
Decrease in other assets	5,539
Decrease in dividends payable and security loan fees for securities sold short	(8,366)
Increase in accrued expenses and other liabilities	577,845
Net cash provided by operating activities	606,360
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	—
Net cash used in financing activities	—
Net increase in cash	606,360
Cash:
Beginning of period	103,903
End of period	$710,263

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2016 (unaudited)	Year ended December 31,
UBS Global Securities Relationship Fund		2015	2014	2013	2012	2011
Net asset value, beginning of period	$43.8711	$44.4521	$42.4303	$37.8967	$33.0344	$35.1715
Income from investment operations:
Net investment income[1]	0.3461	0.5641	0.6172	0.4636	0.4545	0.4194
Net realized and unrealized gain (loss)	(0.0386)	(1.2054)	1.4046	4.0700	4.4078	(2.5565)
Net increase from payment by Advisor	—	0.0603	—	—	—	—
Total income (loss) from investment operations	0.3075	(0.5810)	2.0218	4.5336	4.8623	(2.1371)
Net asset value, end of period	$44.1786	$43.8711	$44.4521	$42.4303	$37.8967	$33.0344
Total investment return[2]	0.72%	(1.33)%[3]	4.76%	11.96%	14.72%	(6.07)%
Ratios to average net assets:
Expenses before expense reimbursement	0.3085%[4]	0.2444%	0.1856%	0.1443%	0.1054%	0.0719%
Expenses after expense reimbursement	0.1500%[4]	0.1500%	0.1500%	0.1443%	0.1054%	0.0719%
Net investment income	1.62%[4]	1.25%	1.41%	1.16%	1.28%	1.20%
Supplemental data:
Net assets, end of period (000’s)	$148,105	$147,780	$245,742	$247,736	$332,893	$806,090
Portfolio turnover rate	24%	75%	58%	50%	101%	99%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	During the year ended December 31, 2015, the Advisor reimbursed the Fund $248,984, which was determined to be the value of the ineligible services paid for from the Fund’s dealing commissions. If payment from Advisor was not made, the estimated total return would have been -1.49%.
[4]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2016 (unaudited)	Year ended December 31,
UBS-HALO Emerging Markets Equity Relationship Fund		2015	2014	2013	2012	2011
Net asset value, beginning of period	$32.9490	$35.4013	$35.5125	$39.0123	$33.1700	$39.8975
Income from investment operations:
Net investment income[1]	0.2598	0.4189	0.7564	0.7649	0.8392	0.8706
Net realized and unrealized gain (loss)	0.7167	(3.0610)	(0.9498)	(4.3288)	4.7031	(7.8686)
Total income (loss) from investment operations	0.9765	(2.6421)	(0.1934)	(3.5639)	5.5423	(6.9980)
Transaction charges	—	0.1898	0.0822	0.0641	0.3000	0.2705
Net asset value, end of period	$33.9255	$32.9490	$35.4013	$35.5125	$39.0123	$33.1700
Total investment return[2]	2.96%	(6.93)%	(0.31)%	(8.97)%	17.61%	(16.87)%
Ratios to average net assets:
Expenses before expense reimbursement	0.7883%[3]	0.4958%	0.3131%	0.2762%	0.2590%	0.3053%
Expenses after expense reimbursement	0.5000%[3]	0.4958%	0.3131%	0.2762%	0.2590%	0.3053%
Net investment income	1.63%[3]	1.15%	2.10%	2.09%	2.29%	2.29%
Supplemental data:
Net assets, end of period (000’s)	$60,330	$58,594	$206,681	$277,898	$355,804	$223,003
Portfolio turnover rate	22%	57%	39%	58%	72%	50%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment returns for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2016 (unaudited)	Year ended December 31,
UBS International Equity Relationship Fund		2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.4992	$21.7114	$22.2226	$18.6471	$15.5990	$18.2909
Income(loss) from investment operations:
Net investment income[1]	0.3250	0.4992	0.7231	0.4788	0.4982	0.4761
Net realized and unrealized gain (loss)	(1.3092)	(1.7341)	(1.2343)	3.0967	2.5499	(3.1680)
Net increase from payment by Advisor	—	0.0227	—	—	—	—
Total income (loss) from investment operations	(0.9842)	(1.2122)	(0.5112)	3.5755	3.0481	(2.6919)
Net asset value, end of period	$19.5150	$20.4992	$21.7114	$22.2226	$18.6471	$15.5990
Total investment return[2]	(4.81)%	(5.58)%[3]	(2.30)%	19.18%	19.52%	(14.71)%
Ratios to average net assets:
Expenses before expense reimbursement	0.8068%[4]	0.7049%	0.5932%	0.5506%	0.6470%	0.5954%
Expenses after expense reimbursement	0.2500%[4]	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%
Net investment income	3.36%[4]	2.28%	3.20%	2.35%	2.92%	2.73%
Supplemental data:
Net assets, end of period (000’s)	$42,082	$44,204	$50,699	$53,153	$51,520	$41,986
Portfolio turnover rate	15%	40%	37%	29%	26%	54%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for period less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	During the year ended December 31, 2015, the Advisor reimbursed the Fund $49,735, which was determined to be the value of the ineligible services paid for from the Fund’s dealing commissions. If payment from Advisor was not made, the estimated total return would have been -5.69%
[4]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2016 (unaudited)	Year ended December 31,
UBS U.S. Equity Alpha Relationship Fund		2015	2014	2013	2012	2011
Net asset value, beginning of period	$20.3223	$20.3185	$17.1890	$12.6822	$11.1153	$11.3140
Income (loss) from investment operations:
Net investment income[1]	0.1923	0.2717	0.2298	0.2100	0.1366	0.1840
Net realized and unrealized gain (loss)	0.1451	(0.2679)	2.8997	4.2968	1.4303	(0.3827)
Total income (loss) from investment operations	0.3374	0.0038	3.1295	4.5068	1.5669	(0.1987)
Net asset value, end of period	$20.6597	$20.3223	$20.3185	$17.1890	$12.6822	$11.1153
Total investment return[2]	1.66%	0.02%	18.20%	35.54%	14.10%	(1.76)%
Ratios to average net assets:
Expense before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.9568%[3]	0.8318%	0.9371%	0.9089%	1.4375%	0.6906%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.8659%[3]	0.7608%	0.8666%	0.8068%	1.3360%	0.6708%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%[3]	0.1200%	0.1200%	0.1200%	0.1200%	0.1200%
Net investment income	1.98%[3]	1.29%	1.24%	1.39%	1.13%	1.61%
Supplemental data:
Net assets, end of period (000’s)	$193,481	$190,322	$190,286	$160,978	$119,271	$175,977
Portfolio turnover rate	21%	48%	41%	56%	66%	71%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the six months ended June 30, 2016 (unaudited)	Year ended December 31,
UBS Global Corporate Bond Relationship Fund		2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.2147	$13.3945	$12.4578	$12.5393	$11.2295	$10.8606
Income (loss) from investment operations:
Net investment income[1]	0.1838	0.3493	0.3740	0.3884	0.4382	0.4871
Net realized and unrealized gain (loss)	0.7279	(0.5291)	0.5627	(0.4699)	0.8716	(0.1182)
Total income (loss) from investment operations	0.9117	(0.1798)	0.9367	(0.0815)	1.3098	0.3689
Net asset value, end of period	$14.1264	$13.2147	$13.3945	$12.4578	$12.5393	$11.2295
Total investment return[2]	6.90%	(1.34)%	7.52%	(0.66)%	11.68%	3.40%
Ratios to average net assets:
Expenses before expense reimbursement	0.3394%[3]	0.3033%	0.8104%	0.3968%	0.2076%	0.1839%
Expenses after expense reimbursement	0.2500%[3]	0.2364%	0.2000%	0.2000%	0.2000%	0.1839%
Net investment income	2.73%[3]	2.61%	2.87%	3.11%	3.69%	4.39%
Supplemental data:
Net assets, end of period (000’s)	$80,901	$120,367	$37,930	$31,991	$125,726	$193,654
Portfolio turnover rate	12%	38%	31%	88%	64%	74%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The five series covered by this report are: UBS Global Securities Relationship Fund, UBS-HALO Emerging Markets Equity Relationship Fund (formerly, UBS Emerging Markets Equity Relationship Fund), UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund and UBS Global Corporate Bond Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund, which is non-diversified.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Certain shareholders of a Fund may redeem units and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the US Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The update provides guidance about management’s responsibility to evaluate whether there is substantial doubt about the entity’s ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Management is currently evaluating the impact of the guidance on the disclosures in the financial statements.

The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. Each Fund calculates its net asset value as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and on Good Friday. To the extent that a Fund’s assets are traded in other markets on days when the NYSE

UBS Relationship Funds

Notes to financial statements (unaudited)

is not open, the value of a Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchases, sales or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. This may result in the investment being valued at a price different from the price that would have been determined had the evaluation method not been used. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS Asset Management (Americas) Inc. (“UBS AM” or the “Advisor”), the investment advisor of the Funds. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). This policy is intended to assure that each Funds’ net asset value fairly reflects the value of its portfolio holdings as of the time of pricing. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not

UBS Relationship Funds

Notes to financial statements (unaudited)

represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in investment companies without publicly published prices are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the UBS AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The GVC is comprised of representatives of management.

The GVC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

UBS Relationship Funds

Notes to financial statements (unaudited)

In May 2015 the FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (“ASU 2015-07”). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. A separate column has been added to the fair value hierarchy table for investments for which fair value is measured using the NAV per share practical expedient; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by a Fund may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2016 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of June 30, 2016, a Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements). The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2016.

Disclosure of derivatives by underlying risk as of and for the period ended June 30, 2016 is as follows:

Asset derivatives[1]
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts	$—	$—	$306,502	$306,502
Futures contracts	492,712	698,788	—	1,191,500
Total value	$492,712	$698,788	$306,502	$1,498,002

UBS Relationship Funds

Notes to financial statements (unaudited)

Liability derivatives[2]
	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund
Forward foreign currency contracts	$—	$—	$(255,026)	$(255,026)
Futures contracts	(4,353)	(644,370)	—	(648,723)
Total value	$(4,353)	$(644,370)	$(255,026)	$(903,749)

[1]	In the Statement of assets and liabilities, forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts as reported in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.
[2]	In the Statement of assets and liabilities, forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts as reported in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

Activities in derivative instruments during the period ended June 30, 2016, were as follows:

	Interest rate risk	Equity risk	Foreign exchange risk	Total
UBS Global Securities Relationship Fund[1]
Net realized gain (loss)
Forward foreign currency contracts	$—	$—	$831,101	$831,101
Futures contracts	554,422	(1,586,216)	—	(1,031,794)
Total net realized gain (loss)	$554,422	$(1,586,216)	$831,101	$(200,693)
Change in net unrealized appreciation (depreciation)[2]
Forward foreign currency contracts	$—	$—	$(706)	$(706)
Futures contracts	474,953	83,823	—	558,776
Total change in net unrealized appreciation (depreciation)	$474,953	$83,823	$(706)	$558,070

[1]	Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation (depreciation) on futures contracts and forward foreign currency contracts.

Disclosure of derivatives by underlying risk as of and for the period ended June 30, 2016 is as follows:

Asset derivatives[1]
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts	$—	$—	$1,336,509	$1,336,509
Futures contracts	200,293	—	—	200,293
Swap agreements	—	609	—	609
Total value	$200,293	$609	$1,336,509	$1,537,411

UBS Relationship Funds

Notes to financial statements (unaudited)

Liability derivatives[2]
	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts	$—	$—	$(470,327)	$(470,327)
Futures contracts	(46,131)	—	—	(46,131)
Swap agreements	—	(133,546)	—	(133,546)
Total value	$(46,131)	$(133,546)	$(470,327)	$(650,004)

[1]	In the Statement of assets and liabilities, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts, as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.
[2]	In the Statement of assets and liabilities, outstanding OTC swap agreements are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value, as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and variation margin on centrally cleared swap agreements.

Activities in derivative instruments during the period ended June 30, 2016, were as follows:

	Interest rate risk	Credit risk	Foreign exchange risk	Total
UBS Global Corporate Bond Relationship Fund[1]
Net realized gain (loss)
Forward foreign currency contracts	$—	$—	$(89,817)	$(89,817)
Futures contracts	189,819	—	—	189,819
Swap agreements	—	(71,161)	—	(71,161)
Total net realized gain (loss)	$189,819	$(71,161)	$(89,817)	$28,841
Change in net unrealized appreciation (depreciation)[2]
Forward foreign currency contracts	$—	$—	$280,623	$280,623
Futures contracts	177,716	—	—	177,716
Swap agreements	—	188,838	—	188,838
Total change in net unrealized appreciation (depreciation)	$177,716	$188,838	$280,623	$647,177

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation (depreciation) on futures contracts, swap agreements and forward foreign currency contracts.

UBS-HALO Emerging Markets Equity Relationship Fund had net realized loss of $22,802 on forward foreign currency contracts related to foreign exchange risk.

UBS International Equity Relationship Fund had net realized gain of $123,747 on forward foreign currency contracts related to foreign exchange risk and net change in unrealized appreciation of $29,142 on forward foreign currency contracts related to foreign exchange risk.

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master

UBS Relationship Funds

Notes to financial statements (unaudited)

Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. The offsetting disclosures are limited to derivatives, repurchase and reverse repurchase agreements and security lending and borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement (“MNA”) or similar agreement. Tables are not presented below for any funds which only hold derivatives which are not subject to offsetting under ASC Topic 210.

UBS Global Securities Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	306,502	(255,026)
Futures contracts[1]	1,191,500	(648,723)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	1,498,002	(903,749)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(1,191,500)	648,723
Total gross amount of assets and liabilities subject to MNA or similar agreements	306,502	(255,026)

[1]	Includes cumulative appreciation (depreciation) of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2016.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BB	2,202	—	—	2,202
GSI	11,186	(11,186)	—	—
JPMCB	125,840	(89,435)	—	36,405
SSB	167,274	(120,955)	—	46,319
Total	306,502	(221,576)	—	84,926

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
GSI	(44,636)	11,186	—	(33,450)
JPMCB	(89,435)	89,435	—	—
SSB	(120,955)	120,955	—	—
Total	(255,026)	221,576	—	(33,450)

UBS Relationship Funds

Notes to financial statements (unaudited)

UBS International Equity Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	136,801	(65,763)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	136,801	(65,763)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	136,801	(65,763)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2016.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BB	1,447	(519)	—	928
JPMCB	135,354	(65,244)	—	70,110
Total	136,801	(65,763)	—	71,038

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
BB	(519)	519	—	—
JPMCB	(65,244)	65,244	—	—
Total	(65,763)	65,763	—	—

UBS Global Corporate Bond Relationship Fund	Assets ($)	Liabilities ($)
Derivative Financial Instruments:
Forward foreign currency contracts	1,336,509	(470,327)
Futures contracts[1]	200,293	(46,131)
Swap agreements[1]	609	(133,546)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	1,537,411	(650,004)
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(200,293)	83,178
Total gross amount of assets and liabilities subject to MNA or similar agreements	1,337,118	(566,826)

[1]	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of June 30, 2016.

Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Received ($)	Net Amount of Assets ($)
BB	609	—	—	609
JPMCB	17,682	(17,682)	—	—
MSC	13,284	(13,284)	—	—
SSB	231,184	—	—	231,184
WBC	1,074,359	(51,624)	—	1,022,735
Total	1,337,118	(82,590)	—	1,254,528

UBS Relationship Funds

Notes to financial statements (unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Collateral Pledged ($)	Net Amount of Liabilities ($)
CITI	(5,245)	—	—	(5,245)
GSI	(9,733)	—	—	(9,733)
JPMCB	(486,819)	17,682	—	(469,137)
MSC	(13,405)	13,284	—	(121)
WBC	(51,624)	51,624	—	—
Total	(566,826)	82,590	—	(484,236)

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments footnotes.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

UBS Relationship Funds

Notes to financial statements (unaudited)

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance income or realized gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to a Fund, normally 15 to 45 days later. Beginning on the date a Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in a Fund’s records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At June 30, 2016, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect themselves from or take advantage of exchange rate

UBS Relationship Funds

Notes to financial statements (unaudited)

fluctuations. A Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, a Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, a Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, a Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, a Fund will retain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, a Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the

UBS Relationship Funds

Notes to financial statements (unaudited)

event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of June 30, 2016 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate issues—sell protection” in the Notes to Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, a Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

A Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements in the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to

UBS Relationship Funds

Notes to financial statements (unaudited)

reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where a Fund would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, currency, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee in connection with short sale transactions.

M. Distributions: None of the Funds currently intend to declare and pay distributions.

UBS Relationship Funds

Notes to financial statements (unaudited)

N. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

Investments in bonds with ratings of BB (Standard & Poor’s Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Because each Fund is sold only to accredited investors in a private placement transaction, each Fund may have a limited shareholder base with investors owning a significant portion of each Fund.

O. Commission recapture program: UBS Global Securities Relationship Fund, UBS-HALO Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund and Equity Alpha participate in a brokerage commission recapture program, whereby the Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2016, the following Funds recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount
UBS Global Securities Relationship Fund	$1,368
UBS-HALO Emerging Markets Equity Relationship Fund	27
UBS U.S. Equity Alpha Relationship Fund	8,934

P. Transaction charges: Prior to July 24, 2015, Investors in UBS-HALO Emerging Markets Equity Relationship Fund were subject to a transaction charge equal to 0.75% of net asset value of Fund share purchases. Therefore, the shares of this Fund were sold at a price which was equal to the net asset value of such shares, plus a transaction charge. The transaction charge was retained by the Fund and was intended to defray transaction costs associated with the purchase and sale of securities within the Fund. The transaction charge on purchases of Fund shares was eliminated as of July 24, 2015. Investors in UBS-HALO Emerging Markets Equity Relationship Fund were also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction

UBS Relationship Funds

Notes to financial statements (unaudited)

charges received by UBS-HALO Emerging Markets Equity Relationship Fund were $619,071 for the year ended December 31, 2015. There were no transaction charges received by UBS-HALO Emerging Markets Equity Relationship Fund for the period ended June 30, 2016.

2. Investment advisory and administration fees and other transactions with affiliates

UBS AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent
UBS Global Securities Relationship Fund	0.1500%
UBS-HALO Emerging Markets Equity Relationship Fund	0.5000
UBS International Equity Relationship Fund	0.2500
UBS Global Corporate Bond Relationship Fund	0.2500

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) do not exceed the following percentage of average daily net assets.

Fund	Percent
UBS U.S. Equity Alpha Relationship Fund	0.1200%

At June 30, 2016, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$20,626
UBS-HALO Emerging Markets Equity Relationship Fund	12,962
UBS International Equity Relationship Fund	20,120
UBS U.S. Equity Alpha Relationship Fund	14,494
UBS Global Corporate Bond Relationship Fund	11,308

During the period ended June 30, 2016, the Funds accrued expense reimbursements as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$113,695
UBS-HALO Emerging Markets Equity Relationship Fund	81,805
UBS International Equity Relationship Fund	116,201
UBS U.S. Equity Alpha Relationship Fund	82,737
UBS Global Corporate Bond Relationship Fund	46,445

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Amounts relating to those investments for the period ended June 30, 2016 have been included near the end of each Fund’s Portfolio of investments.

UBS Relationship Funds

Notes to financial statements (unaudited)

During the six months ended June 30, 2016, the Funds could invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operated in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market was managed by the Advisor and was offered only to mutual funds and certain other accounts managed by the Advisor. UBS AM acted as managing member of Private Money Market and received a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS AM might have, in its sole discretion, waived all or any portion of the management fee to which it might have been entitled from time to time in order to maintain operating expenses at a certain level.

On June 2, 2016, the Board of Trustees approved changing the Funds’ reinvestment option for cash collateral from securities lending activities from Private Money Market to JPMorgan U.S. Government Money Market Fund; the change went into effect on June 15, 2016. Distributions received from Private Money Market and JPMorgan U.S. Government Money Market Fund, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments in Private Money Market for the six months ended June 30, 2016 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the period ended June 30, 2016, were as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$10

3. Securities lending

Each Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to 102% of the market value of the securities loaned with respect to domestic securities and 105% of the market value of the securities loaned with respect to foreign securities, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. A Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees.

UBS Relationship Funds

Notes to financial statements (unaudited)

Effective June 15, 2016, cash collateral received is invested in JPMorgan U.S. Government Money Market Fund, which is included in each Fund’s Portfolio of investments. Prior to that, cash collateral received was invested in Private Money Market. At June 30, 2016, the following Funds loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. The value of loaned securities and related collateral at June 30, 2016 was as follows:

Fund	Market value of securities loaned	Total market value of collateral received for securities loaned	Market value of cash collateral received	Market value of non-cash collateral received	Security type held as non- cash collateral
UBS Global Securities Relationship Fund	$5,527,969	$5,644,563	$3,985,280	$1,659,283	US Treasury Securities
UBS-HALO Emerging Markets Equity Relationship Fund	1,935,392	1,977,800	1,977,800	—	—
UBS International Equity Relationship Fund	230,064	241,920	241,920	—	—

Pursuant to Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860), the table below represents the disaggregation at June 30, 2016 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Funds or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned	Total gross amount of recognized liabilities for securities lending transactions
Fund	Equity securities
UBS Global Securities Relationship Fund	$3,985,280	$3,985,280
UBS-HALO Emerging Markets Equity Relationship Fund	1,977,800	1,977,800
UBS International Equity Relationship Fund	241,920	241,920

4. Purchases and sales of securities

For the period ended June 30, 2016, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$25,546,020	$26,655,359
UBS-HALO Emerging Markets Equity Relationship Fund	12,591,304	13,774,828
UBS International Equity Relationship Fund	6,701,097	6,126,975
UBS U.S. Equity Alpha Relationship Fund (long transactions)	48,043,276	51,830,805
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	14,091,103	9,818,905
UBS Global Corporate Bond Relationship Fund	12,127,864	47,180,194

For the period ended June 30, 2016, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$3,524,600	$3,345,442

UBS Relationship Funds

Notes to financial statements (unaudited)

5. Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of June 30, 2016, other than UBS Global Securities Relationship Fund, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. UBS Global Securities Relationship Fund had recognized a liability of $13,100 as of June 30, 2016, which is included in the payable for accrued foreign capital gains taxes in the Statement of assets and liabilities. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2016, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year periods ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Line of credit

The Trust and certain other funds managed by UBS AM have entered into an agreement with JPMorgan Chase Bank to provide a $50 million committed line of credit to the Funds and certain other funds managed by UBS AM (“Committed Credit Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, which are allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. There were no borrowings from the Committed Credit Facility outstanding as of or during the period ended June 30, 2016.

7. Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

UBS Relationship Funds

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalamproxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 2 and 3, 2016 (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on May 24, 2016, June 2, 2016 and June 3, 2016 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds’ performance during the past year. In reviewing the Broadridge Reports, the Board noted that UBS Global

Securities Relationship Fund, UBS HALO Emerging Markets Equity Relationship Fund and UBS Global Corporate

UBS Relationship Funds

Board approval of investment advisory agreements (unaudited)

Bond Relationship Fund had appeared in one of the top three performance quintiles for the one-year performance period. At the Board’s request, the Advisor further addressed the performance data for the UBS International Equity Relationship Fund and UBS U.S. Equity Alpha Relationship Fund.

In discussing the performance of UBS International Equity Relationship Fund for the one-year performance period, the Advisor explained that the Fund’s weaker relative performance as compared to its peer universe was primarily due to the Fund’s stock selection that favored value stocks and cyclical sector stocks that underperformed during the one-year performance period. The Advisor noted that UBS International Equity Relationship Fund’s performance for the three months ended May 31, 2016, had been much more favorable. The Advisor then discussed recent changes in investment leadership that should help to address the performance issues of the Fund.

The Advisor next addressed the relative underperformance of the UBS U.S. Equity Alpha Relationship Fund with respect to the Fund’s peers. The Fund’s weaker relative performance as compared to its peer universe was mainly attributable to stock selection in the healthcare, information technology and energy sectors. The Advisor noted that the Fund was negatively affected by the flight from risk and that as investor sentiment improved, the performance of the Fund’s holdings rebounded. The Advisor stated that the Fund has experienced positive performance for the three months ended May 31, 2016.

The Board concluded that the Advisor’s explanations provided a sound basis for understanding the performance of each Fund that underperformed in comparison to its peer universe. The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base, the current market environment and the Advisor’s efforts to address the underperformance issues of each Fund, including changes in investment leadership.

Costs and Expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had one of the lowest total expense ratios in its respective Broadridge peer group.

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS Group AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1104

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2016